                                                          EXHIBIT 10.2
THIS INSTRUMENT PREPARED BY:

McKenna Long & Aldridge
303 Peachtree Street
Suite 5300
Atlanta, Georgia  30308
Attention: Gerald D. Walling, Esq.
BUS:  (404) 527-4000

Indexing Instructions:
A parcel of land lying and being situated in the City of Biloxi, the 2nd Judicial District of Harrison County, Mississippi,
SE/4 of SE/4, Section 27, T7S-R10W,
NE/4 of NE/4 & NW/4 of NE/4, Section 34, T7S-R10W,
SW/4 of SW/4 & SE/4 of SW/4 & SW/4 of SE/4, Section 26, T7S-R10W, NW/4 of NW/4 & NE/4 of NW/4 & NW/4 of NE/4 and NE/4 of NE/4, Section 35, T7S-R10W, U.S. Lots 2, 3 & 4, Fractional Section 35, T7S-R10W, Lot 13, L.A. Frederick Survey, Fractional Section 35, T7S-R10W, Part of Southern Memorial Park, Plat Book 9, P21-28


   AMENDED AND RESTATED DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

THIS AMENDED AND RESTATED DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this Restated Security Instrument") made as of the 28th day of May, 2003, by PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company ("Borrower"), whose address is 2110 Beach Boulevard, Biloxi, Mississippi 39531 and whose telephone number is (601) 388-2211 to Stephen W. Rosenblatt, Esq. (together with successors or substitutes from time to time "Trustee"), whose address is Butler, Snow, O'Mara, Stevens & Canada, PLLC, 1300 25th Avenue, Gulfport., Mississippi 39501, and whose phone number is
(228) 864-1170, for the benefit of LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lender"), whose address is 399 Park Avenue, 8th Floor, New York, New York 10022, and whose telephone number is (212) 526-7000.

                          STATEMENT OF BACKGROUND

    As of July 22, 1997, Lender made a loan to Borrower in the original principal amount of $30,000,000.00 (the "Existing Loan") for the purpose of financing the acquisition of a beach hotel, golf course, and marina complex known as Broadwater Beach Resort located in Biloxi, Harrison County, Mississippi (i.e., the Property as more particularly described hereinbelow). The Existing Loan is evidenced by that certain Promissory Note, dated as of July 22, 1997, executed by Assignor payable to the order of Assignee in the original principal amount of Thirty Million and No/100 Dollars ($30,000,000.00) (the "Existing Note"). The Existing Loan is secured by, among other things: (i) that certain Deed of Trust, Security Agreement, and
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THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS
ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS UNDER THE NAMES OF BORROWER, AS "DEBTOR," AND LENDER, AS "SECURED PARTY." THIS INSTRUMENT SHALL ALSO BE EFFECTIVE FROM THE DATE OF ITS RECORDING AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING PART OF THE PROPERTY WHICH ARE OR ARE TO BECOME FIXTURES.
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
Fixture Filing, dated as of July 22, 1997, executed by Borrower in favor of Steven M. Hendrix, Esq., as Trustee, for the benefit of Lender, and recorded on July 24, 1997, as Document No. 97-3567 in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi, encumbering, inter alia, the Property (the "Existing Security Instrument"); (ii) that certain Assignment of Leases and Rents, dated as of July 22, 1997, executed by Borrower, as assignor, in favor of Lender, as assignee, and recorded on July 24, 1997, as Document No. 97-3568 in the aforesaid records (the "Existing Lease Assignment"); and (iii) that certain Security Agreement and Assignment of Contractual Agreements Affecting Real Estate, dated as July
22, 1997, executed by Borrower, as assignor, and Lender, as assignee (the "Existing Security Agreement"). As additional security for the Existing
Loan, (i) Borrower and Lender executed that certain Security Agreement and Lockbox Agreement, dated as of July 22, 1997 (the "Existing Lockbox Agreement"), and (ii) President Casinos, Inc., a Delaware corporation ("PCI"), and The President Riverboat Casino-Mississippi, Inc., a Mississippi corporation ("PRCM"; PCI and PRCM are referred to herein collectively as the "Indemnitors"), executed (a) that certain Indemnity and Guaranty Agreement, dated as of July 22, 1997, in favor of Lender (the "Guaranty Agreement"), and (b) together with Borrower, that certain Indemnity Agreement, dated as of July 22, 1997, in favor of Lender with respect to any hazardous materials on, in, under, or otherwise affecting the Property (the "Hazardous Materials Indemnity"). In connection with the Existing Loan, PCI also executed that certain Unconditional Guaranty of Lease Obligations, dated as of July 22, 1997, in favor of Lender (the "Sublease Guaranty"). The Guaranty Agreement, the Hazardous Materials Indemnity, and the Sublease Guaranty are herein referred to collectively as the "Indemnities". The Existing Note, the Existing Security Instrument, the Existing Lease Assignment, the Existing Security Agreement, the Existing Lockbox Agreement, the Indemnities, and any and all other documents evidencing, securing, guarantying, or otherwise relating to the Existing Loan are hereinafter referred to collectively as the "Existing Loan Documents."

    B. The Existing Loan matured on July 22, 2000, without payment in full by Borrower. On April 19, 2001, Borrower filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Mississippi (Southern Division) (the "Bankruptcy Court"), commencing that case styled In re President Broadwater Hotel, L.L.C., Case No. 01-52168-SEG (the "Bankruptcy Case"). On October 16, 2002, Borrower filed a Debtor's Plan of Reorganization in the Bankruptcy Case and subsequently on February 28, 2003, filed certain modifications as to Debtor's Plan of Reorganization (such plan as modified being herein referred to as the "Plan"). On May 14, 2003, the Bankruptcy Court entered its Confirmation Order (the "Confirmation Order") in the Bankruptcy Case confirming the Plan and pursuant to which, among other terms and provisions of the such Confirmation Order, the Existing Loan will be amended and restated (as amended and restated, the "Restated Loan") by the execution and delivery of this Restated Security Instrument and the execution and delivery of (i) certain other documents and instruments amending and restating certain of the other Existing Loan Documents and (ii) certain other documents, all in accordance with and pursuant to the Plan and the Confirmation Order (this Restated Security Instrument, together with any and all other instruments and agreements now or hereafter evidencing, securing, guarantying, or otherwise relating to the Restated Loan, and all renewals, extensions, consolidations, restatements, and other modifications of the foregoing are herein collectively referred to as the "Restated Loan Documents").

    C. Accordingly, this Restated Security Instrument is and shall constitute the amendment and restatement of the Existing Security Instrument required by, and to be executed and delivered in accordance with, the Confirmation Order and the Plan.

                          W I T N E S S E T H:


    THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, BORROWER HEREBY IRREVOCABLY GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO TRUSTEE, ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Borrower's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

(A) All that certain real property situated in the County of Harrison, State of Mississippi, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference as the "Fee Property" (the "Fee Property"), and all of Borrower's right, title and interest (as lessor, sublessor, lessee or sublessee, as the case may be) in and to the leasehold estates in and to all those certain tracts, pieces or parcels of land lying and being in the County of Harrison, State of Mississippi, and more particularly described as the Leasehold Property on the attached Exhibit "A" as the "Leasehold Property" (the "Leasehold Property"; the Fee Property and the Leasehold Property being herein collectively referred to as the "Real Estate"), which leasehold estates presently exist under and by virtue of the leases (hereinafter referred to individually as a "Ground Lease" and collectively as the "Ground Leases"), described on Exhibit "C" attached hereto and made a part hereof, together with all rights, title, interests, options and privileges granted, assigned or conveyed to Borrower as lessee, sublessee, lessor or sublessor under the Ground Leases, together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

(B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate, excluding any gaming vessel thereon (the "Improvements");

(C) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Borrower or hereafter acquired by Borrower and now or hereafter located on, attached to or used in, about or in connection with the Improvements, including, but not limited to, all items of personal property located within or adjacent to the Improvements and included within the definition of "Property and Equipment" and "Inventories" under the Uniform System of Accounts for Hotels as published by the American Hotel Association of the United States and Canada (the "Uniform System of Accounts"), and further including, without limitation, all linen, china, glassware, tableware, uniforms, machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, telephone systems, televisions and television systems, computer systems, software, guest ledgers, data transmission systems, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Borrower as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements to be attached to or used in or in connection with the Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor;

(D) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, riparian and littoral water rights, and other emblements now or hereafter serving the Real Estate or located on the Real Estate or under, above or adjacent to the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower;

(E) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

(F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

(G) All cash funds, deposit accounts, investment property, notes, and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Restated Security Instrument or any other of the Restated Loan Documents (as hereinafter defined) including, without limitation, all funds now or hereafter on deposit in the Tax and Insurance Account and the Capital Expense Account established pursuant to Sections 1.6 and D-2 of this Restated Security Instrument and all funds now or hereafter on deposit in the Accounts described in that certain Amended and Restated Security Agreement and Lockbox Agreement, dated the date hereof, by and among Borrower, Lender and TriMont Real Estate Advisors, Inc., as Lender's servicing agent (the "Restated Lockbox Agreement");

(H) All leases, licenses, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into (including, without limitation, that certain Restated Lease Agreement, effective as of July 15, 1992, by and between BH Acquisition Corporation, a Mississippi corporation, predecessor in interest of Borrower, as "Lessor" therein, and The President Riverboat Casino-Mississippi, Inc., a Mississippi corporation, as "Lessee" therein, as amended and assigned, and hereinafter referred to as the "Restated Sublease") and all rents, royalties, issues, profits, revenue, income, room rentals and other benefits and revenues of any kind derived from all sources (collectively, the "Rents and Profits") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any lease, license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.9 hereinbelow, and all of Seller's interest as a party to any and all billboard or signage leases, licenses, occupancy agreements, or other agreements relating to advertising rights, no matter where located;

(I) All assignable contracts and agreements now or hereafter entered into

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relating to any part of the Real Estate or the Improvements or any other portion of the Property (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, all bookings and reservations for space within the Improvements or other information, personal property leases, so-called "patronage" agreements, agreements relating to collection of receivables or the use of customer lists, all bookings and reservations for space within the Improvements or other information, and any contracts or documents relating to construction on any part of the Real Estate or the Improvements or other portions of the Property (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

(J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

(K) All present and future funds, accounts, deposit accounts, instruments, accounts receivable, documents, commercial tort claims, other causes of action, claims, goodwill, leases of personal property, bailments, conditional sales agreements and rights of Borrower to personal property thereunder, letter of credit rights, healthcare receivables, payment intangibles, other general intangibles (including without limitation, copyrights, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, including, without limitation, the names "Broadwater," "Broadwater Beach Hotel and Resorts," "Broadwater Tower," "Broadwater Beach Hotel and Resort Marina," and "Sun Golf Course," all rights to carry on business under such names, all telephone numbers or listings and all rights, interest and privileges which Borrower has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper (including both electronic chattel paper and tangible chattel paper) representing amounts due Borrower now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements, and all customer lists, other lists and business information relating in any way to the Real Estate, the Improvements, other portions of the Property or the use thereof (collectively, the "General Intangibles");

(L) All assignable water taps, sewer taps, certificates of occupancy, permits, licenses, liquor licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

(M) All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements, or to be attached to or used in connection with the Improvements, and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements, each to the extent owned by Borrower;

(N) All right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

(O) All license fees, green fees, cart fees, or other fees, deposits, dues, other charges and revenues which relate to the Property or membership rights or the usage of any golf, tennis or other facilities and which under applicable law do not constitute rents from real property;

(P) All right, title and interest of Borrower under that certain Easement, Option and Waiver Agreement, dated June 29, 1993, between SMP Acquisition, Inc. and BH Acquisition Corporation, recorded in Book 257, page 221, 2nd Judicial District, Harrison County, Mississippi, including, without limitation, the purchase option contained therein, and the right to exercise the same and to purchase the property affected thereby, free and clear of the lien of this Restated Security Instrument;

(Q) All proceeds, products, substitutions, and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

(R) All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Borrower; and

(S) All extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all inventory, accounts, deposit accounts, chattel paper (including both electronic chattel paper and tangible chattel paper), documents, instruments, equipment, fixtures, farm products, consumer goods, letter of credit rights, healthcare receivables, payment intangibles, and other general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove.

FOR THE PURPOSE OF SECURING:

(1) The debt evidenced by that certain Amended and Restated Promissory Note of even date with this Restated Security Instrument, made by Borrower to the order of Lender in the principal face amount of FORTY-FIVE MILLION FOUR HUNDRED TWENTY-NINE THOUSAND FOUR HUNDRED SEVENTY-NINE & 12/100 DOLLARS ($45,429,479.12) bearing a final maturity of June 1, 2005, together with interest and late charges as therein provided (such Note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Restated Note");

(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Restated Note and the payment of all other sums therein covenanted to be paid, except as expressly provided below; and

(3) Any and all additional advances made by Lender to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments, operating expenses or insurance premiums as hereinafter provided or for performance of any of Borrower's obligations hereunder or under the other Restated Loan Documents or for any other purpose provided herein or in the other Restated Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances), except as expressly provided below; and

(4) Any and all other indebtedness and obligations now owing or which may hereafter be owing by Borrower to Lender, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or

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
contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof. (All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

    TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns, in Trust, forever, for the purposes and uses herein set forth.

    PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Restated Note, including, without limitation, any prepayment fees, if any, required pursuant to the terms of the Restated Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Restated Loan Documents shall have been performed, then, in such case, this Restated Security Instrument shall be satisfied and the estate, right, title and interest of Lender in the Property shall cease, and upon payment of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Lender shall release this Restated Security Instrument and the lien hereof by proper instrument.

                                  ARTICLE I
                            COVENANTS OF BORROWER

    For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Restated Security Instrument, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Borrower covenants and agrees as follows:

1.1 Warranties of Borrower. Borrower, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Lender and Trustee, their successors and assigns, that:

      (a) Borrower has leasehold title to the portions of the Real Estate leased under the Ground Leases, and Borrower has good and indefeasible fee simple title to the other Real Estate not leased under the Ground Leases, and fee simple title to the balance of the Property, subject only to the Ground Leases and those matters expressly set forth on Exhibit "B" attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Lender and Trustee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions (except any Permitted Exception which has been subordinated to this Restated Security Instrument). The foregoing warranty of title shall survive the foreclosure of this Restated Security Instrument and shall inure to the benefit of and be enforceable by Lender and/or Trustee in the event Lender acquires title to the Property pursuant to any foreclosure;

      (b) No bankruptcy or insolvency proceedings are pending or contemplated by Borrower or, to the best knowledge of Borrower, against Borrower or by or against any endorser, cosigner or guarantor of the Restated Note, except the bankruptcy cases of PCI and PRCM both of which are currently pending in the United States Bankruptcy Court for the Eastern District of Missouri.

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
      (c) All reports, certificates, affidavits, statements and other data furnished by Borrower to Lender in connection with the Restated Loan evidenced by the Restated Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

      (d) The execution, delivery and performance of this Restated Security Instrument, the Restated Note and all of the other Restated Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Borrower in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, articles of incorporation or other organizational documents of Borrower or any contract or agreement of any nature to which Borrower is a party or by which Borrower or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject;

      (e) To Borrower's knowledge, the Real Estate and the Improvements and the intended use thereof by Borrower comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and "Environmental Laws" (as defined in that certain Indemnity Agreement, dated as of July 22, 1997, executed by Borrower, PCI, and PRCM in favor of Lender relating to hazardous or toxic substances), dated as of the date hereof, executed by Borrower) and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute separate tax parcels for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

      (f) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way, public utility easements or perpetual private easements affirmatively insured in Lender's title insurance policy;

      (g) All streets, roads, highways, bridges and waterways necessary for access to and use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Borrower (except for the cost to move the gaming barge to permit full access to the marina);

      (h) All curb cuts, driveways and traffic signals shown on the survey delivered to Lender prior to the execution and delivery of this Restated Security Instrument are existing and have been fully approved by the appropriate governmental authority;

      (i) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Borrower, (and, if Borrower is a partnership, any of its general partners) or the Property which, if adversely determined, would materially impair either the Property or Borrower's ability to perform the covenants or obligations required to be performed under the Restated Loan Documents;

      (j) The Property is free from delinquent water charges, sewer rents,

taxes and assessments;

      (k) As of the date of this Restated Security Instrument, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

      (l) As of the date of this Restated Security Instrument, no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Borrower's knowledge and belief, threatened or contemplated, the proposed condemnation described in the City of Biloxi notice of January 28, 1997, affecting a [fifty square foot (50s.f.) by one hundred sixty square foot (160s.f.)] right-of-way taking for the McDonnell Avenue out fall drainage system project located east of Iris Avenue, having been resolved by conveyance in lieu of condemnation effected by that certain Perpetual Drainage Easement, dated as of May 28, 1998, executed by Borrower in favor of the City of Biloxi, recorded in Deed Book 347, page 478, Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi;

      (m) Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses (including, without limitation, all liquor licenses) and permits (collectively the "Permits") for the conduct of its business substantially as now conducted or, with respect to liquor licenses, has the right to use the same in the operation of the Property pursuant to a legal, valid and enforceable agreements, all fees due and payable in connection with the Permits have been paid and the Property and the conduct of Borrower's business thereon complies with the Permits;

      (n) Except as otherwise disclosed in writing by Borrower to Lender or in any structural engineering report heretofore obtained by Lender on the Improvements, the Improvements are structurally sound, and are in good repair and free of defects in materials and workmanship; all major building systems located within the Improvements, including without limitation the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition; all of the guest rooms in the Improvement are in good condition and available for regular occupancy and the lobby, restaurant and lounge facilities, meeting rooms, "back-of-the-house" areas, parking facilities and other public areas are in good condition and available for regular use;

      (o) Borrower has delivered to Lender true, correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

      (p) Borrower and the Property are free from any past due obligations for sales and payroll taxes;

      (q) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Borrower to Lender prior to the date hereof and (ii) the security agreements and financing statements created in favor of Lender;

      (r) Borrower is not manufacturing, generating or storing hazardous substances or wastes or chemical substances on the Property nor permitting the manufacture, generation or storage of such substances on the Property in violation of Environmental Laws, except for amounts necessary for the proper operation of the Property which are in compliance with Environmental Laws;

      (s) There are no actions, suits, proceedings or orders of record or of which Borrower has notice, and, to the best of Borrower's knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting the Property, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws. Furthermore, Borrower has not received any claim, notice or opinion that the ownership or operation of the Property violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, to the best of the Borrower's knowledge, no valid basis for any proceeding, action or claim of such nature exists;

      (t) Borrower has delivered a true, correct and complete schedule (the "Rent Roll") of all leases affecting the Property of which Borrower is the owner of the interest of the Lessor (collectively, "Leases") as of the date hereof, which accurately and completely sets forth in all material respects for each such Lease, the following: the name of the tenant, the lease expiration date, extension and renewal provisions, the base rent payable, and the security deposit held thereunder;

      (u) Each Lease constitutes the legal, valid and binding obligation of Borrower and, is enforceable against the tenant thereof. Except as disclosed in the Rent Roll, to the best of Borrower's knowledge, no default exists, or with the passing of time or the giving of notice would exist, under any Lease which would, in the aggregate, have a material adverse effect on Borrower or the Property;

      (v) Except as disclosed on the Rent Roll, no tenant under any Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

      (w) Except as disclosed on the Rent Roll, all work to be performed by Borrower under the Leases has been substantially performed, all contributions to be made by Borrower to the tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied;

      (x) Except as disclosed on the Rent Roll, each tenant under a Lease has entered into occupancy of the demised premises;

      (y) Borrower has delivered to Lender true, correct and complete copies of all Leases described in the Rent Roll other than marina boat slip leases, the standard form of which has been delivered to Lender;

      (z) To the best of Borrower's knowledge and except as disclosed on the Rent Roll, each tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and

      (aa) No Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Restated Security Instrument, or with a right to purchase all or any portion of the Property.

      (bb) Borrower is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any governmental authority or agency in connection with or as a condition to the execution, delivery or performance of this Restated Security Instrument, the Restated Note or the other Restated Loan Documents which has not been so obtained or filed;

      (cc) Borrower has obtained or made all necessary (i) consents, approvals and authorizations and registrations and filings of or with all governmental authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Borrower in connection with the execution and delivery of, and the performance by Borrower of its obligations under, the Restated Loan Documents;

      (dd) Borrower is not an "investment company", or company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

      (ee) No part of the proceeds of the indebtedness secured hereby has been or will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Restated Loan Documents;

      (ff) Borrower and, if Borrower is a partnership, the general partner of Borrower, have filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and its general partner, if any;

      (gg) Borrower is not an "employee benefit plan", as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

      (hh) Except as previously disclosed in writing by Borrower to Lender, there is no: (i) collective bargaining agreement and other labor agreement to which Borrower or the Property, or any portion thereof, is a party or by which either is or may be bound; (ii) employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, health, welfare, or incentive plan or contract to which Borrower or the Property, or any portion thereof is a party, or by which either is or may be bound; or (iii) plan and agreement under which "fringe benefits" (including, but not limited to, dental or medical plans or programs, and related or similar benefits, but excluding vacation benefits) are afforded to employees of Borrower or the Property, or any portion thereof. Borrower has not violated in any material respects any applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities;

       (ii) No Lease, license or occupancy agreement or Contract or easement, right-of-way, permit or declaration (collectively, all such instruments, including, without limitation, any management agreement relating to the Property are referred to hereinafter as "Property Agreements") provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Restated Security Instrument or any right to purchase all or any portion of the Property or any interest therein, except for the Ground Leases and the Permitted Exceptions, and a letter agreement with Munro Petroleum & Terminal Corporation, dated August 29, 1978, pertaining to the marine service station located at the Broadwater Marina, which letter agreement does not grant any right to purchase all or any portion of the Property or any interest therein, may constitute an encumbrance superior to the lien of this Restated Security Instrument;

      (jj) Except as previously disclosed to Lender in writing, there are no brokerage fees or commissions payable by Borrower with respect to the leasing of space at the Property and there are no management fees currently payable by Borrower with respect to the management of the Property; and

      (kk) Borrower has delivered to Lender true, correct and complete copies of all Property Agreements (other than marina boat slip leases and hotel registration cards and bookings).

    1.2 Defense of Title. If, while this Restated Security Instrument is in force, the title to the Property or the interest of Lender and Trustee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Borrower, at Borrower's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Lender, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Lender determines that Borrower is not adequately performing its obligations under this Section, Lender may, without limiting or waiving any other rights or remedies of Lender hereunder, take such steps with respect thereto as Lender shall deem necessary or proper and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the "Default Interest Rate" (as defined in the Note, which definition is incorporated herein by this reference) from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note.

    1.3 Performance of Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness evidenced by the Restated Note. Borrower shall also pay all charges, fees and other sums required to be paid by Borrower as provided in the Restated Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Borrower set forth in the Restated Loan Documents in accordance with their terms. Further, Borrower shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Borrower in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Restated Security Instrument.

    1.4 Insurance. Borrower shall, at Borrower's expense, maintain in force and effect at all times while this Restated Security Instrument continues in effect the following insurance with respect to the Property:

      (a) "All-risk" coverage insurance against loss or damage to the Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually by reference to such indexes, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender's approval.

      (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $10,000,000.00 (inclusive of umbrella coverage) combined single limit "per occurrence" for bodily injury, personal injury and property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, products and completed operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and property damage liability. During any construction on the Real Estate, Borrower's general contractor for such construction shall also provide the insurance required in this subparagraph (b). Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require a reasonable increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances.

      (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements unless otherwise determined by Lender from time to time, which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

      (d) If the Real Estate or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V) or by the U.S. Army Corps of Engineers as being located within a flood plain as defined by such agency or by the Federal Emergency Management Agency or being located within a special flood hazard map as published by such agency, flood insurance in an amount equal to one hundred (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

      (e) During the period of any construction on the Real Estate or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Lender and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

      (f) Rental value, rental income insurance and business interruption insurance in amounts sufficient to compensate Borrower for all Rents and Profits during a period of not less than one year in which the Property may be damaged or destroyed.

      (g) Such other insurance including, without limitation, innkeeper's legal liability and liquor liability on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

    All such insurance shall (i) be with insurers authorized to do business in the state within which the Real Estate is located and who have and maintain a rating of at least A-:V by Best's Key Rating Guide, (ii) contain the complete address of the Real Estate (or a complete legal description),
(iii) be for terms of at least one year, (iv) contain only such deductibles as may be specifically approved by Lender, and (v) be subject to the approval of Lender as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates. No such insurance required to be carried by Borrower hereunder shall be provided under blanket policies which cover any insured locations other than the Real Estate, unless the blanket coverage for liability insurance includes a "per location aggregate limit" endorsement providing at least the required limits of coverage for each occurrence without any limitation or reduction arising on account of occurrences at other locations, and the blanket coverage for property insurance provides not less than full replacement cost coverage for the Property at all times without regard to any casualty at any other location. Borrower shall as of the date hereof deliver to Lender evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Lender. Borrower shall renew all such insurance and deliver to Lender, and any other parties named therein as additional named insureds at the request of Lender, certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Borrower further agrees that all such policies shall provide that proceeds thereunder shall be payable to Lender, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Lender, its successors and assigns, and, upon request by Lender, any asset manager or loan servicer retained by Lender, shall be named as an additional insured under all liability insurance policies. Borrower further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Lender, and any other parties named therein as additional named insureds at the request of Lender, prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Lender; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of such insurance; and (iii) shall name Lender as an additional insured as to liability insurance and mortgagee and loss payee as to property insurance. The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Borrower to Lender as further security for the indebtedness secured hereby. In the event of foreclosure of this Restated Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Borrower in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Restated Security Instrument or evidence of their renewal as required herein, Lender may, but shall not be obligated to, procure such insurance; and Borrower shall pay all amounts advanced by Lender, together with interest thereon at the Default Interest Rate from and after the date advanced by Lender until actually repaid by Borrower, promptly upon demand by Lender. Any amounts so advanced by Lender, together with interest thereon, shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance.

    1.5 Payment of Taxes. Borrower shall pay or cause to be paid prior to their delinquency, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Instrument, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Borrower shall furnish Lender with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen
(15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Borrower may in good faith, by appropriate proceedings and upon notice to Lender, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Lender determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Lender therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Borrower deposits in the Tax and Insurance Account (as hereinafter defined) an amount determined by Lender to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Borrower shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

    1.6 Tax and Insurance Impound Account. Borrower shall establish and maintain at all times while this Restated Security Instrument continues in effect a tax and insurance impound account (the "Tax and Insurance Account") with Lender for payment of real estate taxes and assessments, ad valorem taxes, personal property taxes and insurance on the Property and as additional security for the indebtedness secured hereby. Borrower acknowledges that the Tax and Insurance Account may be held by a servicing agent on behalf of Lender. Simultaneously with the execution hereof, Borrower shall deposit in the Tax and Insurance Account an amount determined by Lender to be necessary to ensure that there will be on deposit with Lender an amount which, when added to the monthly payments subsequently required to be deposited with Lender hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Lender in the Tax and Insurance Account an amount sufficient to pay the next due installment of real estate taxes and assessments, ad valorem taxes, personal property taxes on the Property at least one (1) month prior to the delinquency date thereof and the next due insurance premiums with respect to the Property at least one (1) month prior to the due date thereof. Commencing on the first monthly payment date under the Restated Note and continuing thereafter on each monthly payment date under the Restated Note, Borrower shall pay to Lender, concurrently with and in addition to the monthly payment due under the Restated Note and until the Restated Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments, ad valorem taxes, and personal property taxes that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Borrower is required to maintain hereunder, each as estimated and determined by Lender; provided, however, so long as the Restated Lockbox Agreement remains in effect and Borrower complies with the terms thereof, payments into the Tax and Insurance Account required hereby shall be made by Lender's servicing agent out of the Lockbox Account established pursuant to the Restated Lockbox Agreement, to the extent there are sufficient funds deposited therein. So long as no default hereunder or under the other Restated Loan Documents has occurred and is continuing, and subject to Borrower's right to contest taxes as set forth in Section 1.5, above, all sums in the Tax and Insurance Account shall be held by Lender in the Tax and Insurance Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Borrower shall be responsible for ensuring the receipt by Lender, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Tax and Insurance Account, and so long as no default hereunder or under the other Restated Loan Documents has occurred and is continuing, Lender shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Tax and Insurance Account. In making any payment from the Tax and Insurance Account, Lender shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Tax and Insurance Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be trust funds, but, at Lender's option and in Lender's discretion, may either be held in a separate account or be commingled by Lender with the general funds of Lender. The Tax and Insurance Account is solely for the protection of Lender and entails no responsibility on Lender's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Restated Security Instrument by Lender, any funds in the Tax and Insurance Account shall be turned over to the assignee and any responsibility of Lender, as assignor, with respect thereto shall terminate. If the total funds in the Tax and Insurance Account shall exceed the amount of payments actually applied by Lender for the purposes of the Tax and Insurance Account, such excess may be credited by Lender on subsequent payments to be made hereunder or, at the option of Lender, refunded to Borrower. If, however, the Tax and Insurance Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Borrower shall, within ten (10) days after receipt of written notice thereof, deposit with Lender the full amount of any such deficiency. If Borrower shall fail to deposit with Lender the full amount of such deficiency as provided above, Lender shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Lender, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. If there is a default under this Restated Security Instrument which is not cured within any applicable grace or cure period, Lender may, but shall not be obligated to, apply at any time the balance then remaining in the Tax and Insurance Account against the indebtedness secured hereby in whatever order Lender shall subjectively determine. No such application of the Tax and Insurance Account shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier
                                   16
time as Lender may elect, the balance of the Tax and Insurance Account then in Lender's possession shall be paid over to Borrower and no other party shall have any right or claim thereto.

    1.7 Casualty and Condemnation. Borrower shall give Lender prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Lender. Lender may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Lender is hereby authorized, in its own name or in Borrower's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Borrower shall from time to time deliver to Lender any instruments required to permit such participation; provided, however, that Lender shall not have the right to participate in the adjustment of any loss which is not in excess of $300,000.00. Lender shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

      (a) In the event that less than sixty percent (60%) of either the Broadwater Hotel, the Broadwater Tower, the Sun Course or the Broadwater Marina, or all or any of them have been taken or destroyed, then if:

        (1) no default is then continuing hereunder or under any of the other Restated Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Restated Loan Documents, and

        (2) the Property can, in Lender's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within six (6) months after the receipt of insurance proceeds or condemnation awards by either Borrower or Lender and at least six (6) months prior to the maturity date of the Restated Note, and

        (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in subsection
(a)(2) above, and

        (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Borrower, the full amount of which shall at Lender's option have been deposited with Lender) for such restoration or repair (including, without limitation, for any costs and expenses of Lender to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Restated Note during such restoration or repair, and

        (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with a coverage ratio acceptable to Lender, and

        (6) Borrower shall have delivered to Lender, at Borrower's sole cost and expense, an appraisal report in form and substance satisfactory to Lender appraising the value of the Property as so restored or repaired to be not less than the indebtedness secured hereby, plus an amount necessary to result in a coverage ratio acceptable to Lender, and

        (7) Such damage or destruction shall not allow the termination of any franchise agreement covering the Property, or if such termination is allowed, Borrower has obtained and delivered to Lender evidence satisfactory to Lender that such right to terminate has been waived by the franchisor; and

        (8) Borrower elects to repair or restore the Property by written notice delivered to Lender within the earlier of five (5) days after settlement of the aforesaid insurance or condemnation claim or six (6) months after the occurrence of the casualty or taking; and

        (9) Such casualty or taking does not result in, and is not reasonably anticipated to result in, the termination of any of the Ground Leases; then, Lender shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Borrower therefor, to Borrower in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Lender of plans and specifications, contractors and form of construction contracts and the furnishing to Lender of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Lender in its discretion, with any remainder being applied by Lender for payment of the indebtedness secured hereby in whatever order Lender directs in its absolute discretion.

          (b) In all other cases, namely, in the event that sixty percent (60%) or more of either the Broadwater Hotel, the Broadwater Tower, the Sun Course or the Broadwater Marina, or all or any of them have been taken or destroyed or Borrower does not elect to restore or repair the Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, or in the event that any such taking or casualty results in the termination of any of the Ground Leases, then, in any of such events, Lender may, in Lender's absolute discretion and without regard to the adequacy of Lender's security, to accelerate the maturity date of the Restated Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Lender directs in its absolute discretion, with any remainder being paid to Borrower.

          (c) Any reduction in the indebtedness secured hereby resulting from Lender's application of any sums received by it hereunder shall take effect only when Lender actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Borrower shall not be excused in the payment thereof. Partial payments received by Lender, as described in the preceding sentence, shall be applied first to the final payment due under the Restated Note and thereafter to installments due under the Restated Note in the inverse order of their due date. If Borrower elects to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Borrower shall promptly and diligently, at Borrower's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Borrower shall pay to Lender all costs and expenses of Lender incurred in

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
administering said rebuilding, restoration or repair, provided that Lender makes such proceeds or award available for such purpose. Borrower agrees to execute and deliver from time to time such further instruments as may be requested by Lender to confirm the foregoing assignment to Lender of any award, damage, insurance proceeds, payment or other compensation. Lender is hereby irrevocably constituted and appointed the attorney-in-fact of Borrower (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

    1.8 Mechanics' Liens. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; provided, however, that, Borrower shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Borrower shall contest any such claim or demand, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender's request, promptly provide a bond, cash deposit or other security satisfactory to Lender to protect Lender's interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Lender may do so and any and all expenses incurred by Lender, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. Lender has not consented, and will not consent: (i) to the granting of any security interest by Borrower to any party other than Lender in any goods constituting part of the Property which are or are to become fixtures which would have the effect of giving such security interest priority over the security interest of Lender in said fixtures, or (ii) to any contract, or to any work, or to the furnishing of any materials which might be deemed to create a lien or liens superior to the lien of this Restated Security Instrument.

    1.9 Rents and Profits. Borrower hereby absolutely and presently assigns to Lender all existing and future Rents and Profits. Borrower hereby grants to Lender the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Borrower does hereby irrevocably make, constitute and appoint Lender its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof). Lender shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of a default under this Restated Security Instrument which has not been cured within any applicable grace or cure period, but subject to the provisions of the Restated Lockbox Agreement,

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
Borrower shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of a default hereunder which has not been cured within any applicable grace or cure period, Borrower's license shall automatically terminate without notice to Borrower and Lender may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Borrower shall be the agent of Lender in collection of the Rents and Profits and all of the Rents and Profits so collected by Borrower shall be held in trust by Borrower for the sole and exclusive benefit of Lender and Borrower shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Lender to be applied by Lender as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Lender shall constitute any assumption by Lender of any obligations under any agreement relating thereto. Lender is obligated to account only for such Rents and Profits as are actually collected or received by Lender. Borrower irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Lender of a default hereunder, pay said Rents and Profits to Lender without liability to determine the actual existence of any default claimed by Lender. Borrower hereby waives any right, claim or demand which Borrower may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Lender, and any such payment shall discharge such payor's obligation to make such payment to Borrower. All Rents and Profits collected or received by Lender may be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Lender directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Lender of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any default hereunder or be deemed or construed to make Lender a mortgagee-in-possession of all or any part of the Property. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Borrower has executed an Amended and Restated Assignment of Leases and Rents, dated of even date herewith (the "Restated Lease Assignment") in favor of Lender covering all of the right, title and interest of Borrower, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property. All rights and remedies granted to Lender under the Restated Lease Assignment shall be in addition to and cumulative of all rights and remedies granted to Lender hereunder. Lender's right to receive the Rents and Profits following default by Borrower hereunder shall not be affected by the commencement of any bankruptcy, reorganization, receivership or insolvency proceedings by or against Borrower, and in the event any such proceeding is commenced, Borrower agrees that Lender, or Trustee on behalf of Lender, shall be entitled to all of the Rents and Profits arising from and after the commencement of any such proceeding, whether or not there shall exist a default under this Restated Security Instrument. In the event any such proceeding is commenced, Borrower further agrees that all Rents and Profits in the possession of Borrower, and its agents, shall be considered to be cash collateral.

    1.10  Leases and Licenses.

      (a) Borrower covenants and agrees that (except for leases of boat slips in the ordinary course of business, leases executed in the normal course of business in a manner which is consistent with sound and customary leasing and practices for similar properties in the community in which the Property is located, with annual rental not exceeding $100,000.00 and for a term not

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
exceeding one year, and except for any standard, commercially reasonable registration cards for transient guests and any standard, commercially reasonable agreements for the use of banquet facilities or meeting rooms entered into on an arms length basis in the ordinary course of business) it shall not enter into any lease (which, for the purposes hereof shall include, without limitation, any amendment or modification of any lease) without the prior written approval of Lender, which approval shall not be unreasonably withheld. The request for approval of each such proposed new lease shall be made to Lender in writing and shall state that, pursuant to the terms of this Restated Security Instrument, failure to approve or disapprove such proposed lease within ten (10) business days after Lender's receipt of such written request is deemed approval, and in connection therewith Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender): (i) such biographical and financial information about the proposed tenant as Lender may reasonably require in conjunction with its review, (ii) a copy of the proposed form of lease or a statement from Borrower that the lease will be on the form approved by Lender under Section 1.10(b) below, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). It is acknowledged that Lender intends to include among its criteria for approval of any such proposed lease the following: (i) such lease shall be with a bona-fide arm's-length tenant; (ii) such lease shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and leases in the market area of the Real Estate; (iii) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market areas of the Real Estate; and (iv) such lease shall contain subordination and attornment provisions in form and content acceptable to Lender. Failure of Lender to approve or disapprove any such proposed lease within ten (10) business days after receipt of such written request and all the documents and information required to be furnished to Lender with such request shall be deemed approval, provided that the written request for approval specifically mentioned the same.

      (b) Prior to execution of any other leases of space in the Improvements after the date hereof (except for leases of boat slips in the ordinary course of business, leases executed in the normal course of business in a manner which is consistent with sound and customary leasing and practices for similar properties in the community in which the Property is located, with annual rental not exceeding $100,000.00 and for a term not exceeding one year, and except for any standard, commercially reasonable registration cards for transient guests and any standard, commercially reasonable agreements for the use of banquet facilities or meeting rooms entered into on an arms length basis in the ordinary course of business), Borrower shall submit to Lender, for Lender's prior approval, which approval shall not be unreasonably withheld, a copy of the form lease Borrower plans to use in leasing space in the Improvements. All leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such leases shall also provide for security deposits in reasonable amounts. Borrower shall also submit to Lender for Lender's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially from the aforementioned form lease. Borrower shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with

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
respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Borrower shall furnish to Lender within thirty (30) days after the end of each quarter a rent roll current as of the first day of such quarter, certified by Borrower as being true and correct, containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Lender, Borrower shall deliver to Lender a copy of each such lease, license and occupancy agreement. Borrower shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of
Section 1.11 hereof, shall not further assign any such lease, license or occupancy agreement or any such rents. Borrower, at no cost or expense to Lender, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Borrower shall not, without the prior written consent of Lender, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Borrower shall not permit the payment of rent less frequently than in quarterly installments, and shall not permit the prepayment of any rents under any of the leases for more than one quarter prior to the due date thereof. Each lease, license and occupancy agreement affecting any of the Real Estate or the Improvements must provide, in a manner approved by Lender, that the tenant, lessee or licensee, as appropriate, shall execute and deliver to Lender or another party or parties designated by Lender, an estoppel certificate pursuant to which the tenant or licensee certifies the status of the lease and the performance of the obligations thereunder by such tenant and the landlord thereunder, and covering such other matters as shall be reasonably required by and otherwise in form and substance reasonably satisfactory to Lender. Borrower shall request and obtain such estoppel certificates from all tenants from time to time promptly upon request by Lender.

      (c) Each lease, license and occupancy agreement executed after the date hereof affecting any of the Real Estate or the Improvements (excluding, however, leases of boat slips in the ordinary course of business, leases executed in the normal course of business in a manner which is consistent with sound and customary leasing and practices for similar properties in the community in which the Property is located, with annual rental not exceeding $100,000.00 and for a term not exceeding one year, and any standard, commercially reasonable registration cards for overnight guests and any standard, commercially reasonable agreements for the use of banquet facilities or meeting rooms entered into on an arms length basis in the ordinary course of business) must provide, in a manner approved by Lender, that (i) the tenant, lessee or licensee, as appropriate, will recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Borrower upon any foreclosure of this Restated Security Instrument or deed in lieu of foreclosure, and (ii) Lender, by written notice to Borrower, may elect in its sole subjective discretion at any time to subordinate the lien and priority of this Restated Security Instrument to such lease, license or occupancy agreement. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor in interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment or subordination as provided for in this Section;

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
provided, however, that neither Lender nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Lender or said successor-in-interest; and such instrument or instruments confirming such attornment shall contain such other provisions as Lender shall require in its sole discretion.

      (d) Upon the occurrence of a default under this Restated Security Instrument which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Restated Security Instrument, forthwith, upon demand of Lender, Borrower shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys or by a court-appointed receiver. In such event, Lender shall have, and Borrower hereby gives and grants to Lender, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Lender may deem desirable in its sole discretion, and Borrower expressly acknowledges and agrees that the term of such lease, license or occupancy agreement may extend beyond the date of any foreclosure sale of the Property; it being the intention of Borrower that in such event Lender shall be deemed to be and shall be the attorney-in-fact of Borrower for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Lender in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Borrower as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Restated Security Instrument. The power and authority hereby given and granted by Borrower to Lender shall be deemed to be coupled with an interest, shall not be revocable by Borrower so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof. In connection with any action taken by Lender pursuant to this Section, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Lender in managing the Property, nor shall Lender be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Property or any part thereof or under or by reason of this Restated Security Instrument or the exercise of rights or remedies hereunder. BORROWER SHALL, AND DOES HEREBY, INDEMNIFY LENDER FOR, AND HOLD LENDER HARMLESS FROM, ANY AND ALL CLAIMS, ACTIONS, DEMANDS, LIABILITIES, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE, LICENSE OR OCCUPANCY AGREEMENT OR UNDER THIS RESTATED SECURITY INSTRUMENT OR BY THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY SUCH LEASE, LICENSE OR OCCUPANCY AGREEMENT (INCLUDING ANY NEGLIGENT ACTS OR OMISSIONS) OTHER THAN THOSE FINALLY DETERMINED TO HAVE RESULTED SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER. SHOULD LENDER INCUR ANY SUCH LIABILITY, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE FROM THE DATE INCURRED BY LENDER UNTIL ACTUALLY PAID BY BORROWER, SHALL BE IMMEDIATELY DUE AND PAYABLE TO LENDER BY BORROWER ON DEMAND AND SHALL BE SECURED HEREBY AND BY ALL OF THE OTHER RESTATED LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE RESTATED NOTE. Nothing in this Section shall impose on Lender any

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
duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Borrower hereby assents to, ratifies and confirms any and all actions of Lender with respect to the Property taken under this Section. No action by Lender under this Section shall render Lender a mortgagee-in-possession.

      (e) Prior to execution of any discount program or other patronage agreement that is anticipated to generate more than $100,000.00 per year of gross revenue, Borrower shall submit to Lender, for Lender's prior approval, which approval shall not be unreasonably withheld, a complete description of such discount program or other patronage agreement.

    1.11  Alienation and Further Encumbrances.

      (a) Borrower acknowledges that Lender has relied upon the principals of Borrower and their experience in owning and operating properties similar to the Property in connection with the closing of the Restated Loan evidenced by the Restated Note. Accordingly, notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.10 hereof, and except for the removal of personal property, which is replaced by an article of equal suitability and value, as provided in Section 1.19 below), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Borrower shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Lender being first obtained, which consent may be withheld in Lender's sole discretion, then, the same shall constitute a default hereunder and Lender shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Restated Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Restated Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Borrower were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section, a transfer, pledge or hypothecation of ownership interests in Borrower (other than to United States Trust Company of New York, as Trustee under the Indenture dated as of August 26, 1994 by President Riverboat Casinos, Inc., and other parties) or the issuance of additional ownership interests in Borrower shall be deemed to be a transfer of an interest in the Property.

      (b) In the event that Lender shall consent, without in any way implying any obligation on the part of Lender to so consent, to a further encumbrance of the Property, the documents evidencing or creating such encumbrance shall be subject to the prior approval of Lender and shall expressly provide, in addition to any other items required by Lender, that:
(i) they are subordinate, secondary, junior and inferior in all respects to the lien of this Restated Security Instrument, to the security provided by the other Restated Loan Documents and to any and all rights of Lender set forth therein, including, without limitation, Lender's right to payment under the Restated Note and the rights of Lender set forth herein with respect to any insurance proceeds and condemnation awards which are a part of the Property; and (ii) they shall remain subordinate, secondary, junior and inferior in all respects to any amendments, modifications, extensions or changes in this Restated Security Instrument and the other Restated Loan Documents thereafter entered into by Lender and Borrower or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Restated Loan secured hereby; and (iii) they are subordinate, secondary, junior and inferior in all respects to all existing and future leases of space in the Improvements and the holder thereof shall, upon request of Lender, specifically subordinate the lien of such encumbrance to all leases of space in the Improvements executed after the date of such encumbrance; and (iv) the holder of such subordinate encumbrance acknowledges and agrees that a conveyance of all or any portion of the Property to such holder by foreclosure, deed in lieu of foreclosure or otherwise shall constitute a default under this Restated Security Instrument.

    1.12 Payment of Utilities, Assessments, Charges, Etc. Borrower shall pay when due all utility charges which are incurred by Borrower or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

    1.13 Access Privileges and Inspections. Lender and the agents, representatives and employees of Lender shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Borrower relating to the Property. Borrower shall lend assistance to all such agents, representatives and employees of Lender.

    1.14 Waste; Alteration of Improvements. Borrower shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Borrower shall maintain the Property in good condition and repair but in any event, not less than the standard prevailing for hotels of similar age, size, construction and franchise affiliation in the metropolitan area where the Property is located. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Lender. Without the prior written consent of Lender, Borrower shall not commence construction of any improvements on the Real Estate other than improvements which constitute maintenance or repair of the Property.

    1.15 Zoning. Without the prior written consent of Lender, Borrower shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Borrower shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Borrower shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Borrower shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Borrower shall, for so long as any indebtedness secured hereby is outstanding, operate the Property as a hotel, marina, golf course and other uses incidental thereto. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Borrower shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Lender. Further, without Lender's prior written consent, Borrower shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

    1.16 Financial Statements and Books and Records. Borrower shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Lender and its duly authorized representatives shall have the right to examine, copy and audit Borrower's records and books of account at all reasonable times. So long as this Restated Security Instrument continues in effect, Borrower shall provide to Lender, in addition to any other financial statements required hereunder or under any of the other Restated Loan Documents, the following financial statements and information, all of which must be certified to Lender as being true and correct by Borrower or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Lender:

      (a) copies of all federal and state income tax returns filed by Borrower, within thirty (30) days after the date of filing;

      (b) monthly operating statements for the Property (including year-to-date summaries) within twenty (20) days after the end of each month in form satisfactory to Lender;

      (c) annual balance sheets for the Property and annual financial statements for Borrower, and each principal or general partner in Borrower, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby each of which shall be prepared in form and on a basis satisfactory to Lender within ninety (90) days after the end of each calendar year; the foregoing financial statements may be presented on a consolidated basis with Borrower's parent company, provided that a notation appears on each such financial statement stating that Borrower is not liable for the debts of the other entities consolidated in such financial statement; and

      (d) such other information with respect to the Property, Borrower, the principals or general partners in Borrower, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the Restated Loan secured hereby, which may be requested from time to time by Lender, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Lender within the applicable time periods or Lender is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Lender contained herein, Lender shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Lender, in which event Borrower agrees to pay, or to reimburse Lender for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

    1.17 Further Documentation. Borrower shall, on the request of Lender and at the expense of Borrower: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Restated Security Instrument or in the contents of any of the other Restated Loan Documents;
(b) promptly execute, acknowledge, deliver and record or file such further

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
instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Restated Security Instrument and the other Restated Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Lender to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Lender, upon Lender's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Lender and in form and substance supplied by Lender, setting forth all amounts due under the Restated Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Lender may reasonably require.

    1.18 Payment of Costs; Reimbursement to Lender. Borrower shall pay all costs and expenses of every character incurred in connection with the closing of the Restated Loan evidenced by the Restated Note and secured hereby or otherwise attributable or chargeable to Borrower as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Borrower defaults in any such payment, which default is not cured within any applicable grace or cure period, Lender may pay the same and Borrower shall reimburse Lender on demand for all such costs and expenses incurred or paid by Lender, together with such interest thereon at the Default Interest Rate from and after the date of Lender's making such payment until reimbursement thereof by Borrower. Any such sums disbursed by Lender, together with such interest thereon, shall be additional indebtedness of Borrower secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. Further, Borrower shall promptly notify Lender in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to materially impair Lender's security hereunder. Without limiting or waiving any other rights and remedies of Lender hereunder, if Borrower fails to perform any of its covenants or agreements contained in this Restated Security Instrument or in any of the other Restated Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Lender's interest in the Property or Lender's right to enforce its security, then Lender may, at it option, with or without notice to Borrower, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Restated Security Instrument or to remedy the failure of Borrower to perform its covenants and agreements (without, however, waiving any default of Borrower). Borrower agrees to pay on demand all expenses of Lender incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Lender incurs such expenses until reimbursement thereof by Borrower. Any such expenses so incurred by Lender, together with interest thereon as provided above, shall be additional indebtedness of Borrower secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this
Section 1.18 shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Borrower, Lender, any guarantor or indemnitor, the secured indebtedness or any of the Restated Loan Documents. BORROWER HEREBY INDEMNIFIES AND HOLDS LENDER AND TRUSTEE HARMLESS FROM AND AGAINST ALL LOSS, COST AND EXPENSES WITH RESPECT TO ANY DEFAULT HEREOF, ANY LIENS (I.E., JUDGMENTS, MECHANICS' AND MATERIALMEN'S LIENS, OR OTHERWISE), CHARGES AND ENCUMBRANCES FILED AGAINST THE PROPERTY, AND FROM ANY CLAIMS AND DEMANDS FOR DAMAGES OR INJURY, INCLUDING CLAIMS FOR PROPERTY DAMAGE, PERSONAL INJURY OR WRONGFUL DEATH, ARISING OUT OF OR IN CONNECTION WITH ANY ACCIDENT OR FIRE OR OTHER CASUALTY ON THE REAL ESTATE OR THE IMPROVEMENTS OR ANY NUISANCE MADE OR SUFFERED THEREON, INCLUDING, IN ANY CASE, ATTORNEYS' FEES, COSTS AND EXPENSES AS AFORESAID, WHETHER AT PRETRIAL, TRIAL OR APPELLATE LEVEL, INCLUDING ANY CLAIMS FOR NEGLIGENT ACTS OR OMISSIONS OF THE TRUSTEE AND/OR LENDER, AND SUCH INDEMNITY SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY. THIS SECTION SHALL NOT BE CONSTRUED TO REQUIRE LENDER OR TRUSTEE TO INCUR ANY EXPENSES, MAKE ANY APPEARANCES OR TAKE ANY ACTIONS.

    1.19 Security Interest. This Restated Security Instrument is also intended to, among other things, encumber and create a security interest in, and Borrower hereby grants to Lender a security interest in, all sums on deposit with Lender pursuant to the provisions of Section 1.6 hereof or any other Section hereof and all fixtures, chattels, deposit accounts, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Borrower's leasehold interest in any of the foregoing property which is leased by Borrower. Notwithstanding the foregoing, all of the foregoing property shall be owned by Borrower and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Lender, except for the Personal Property Leases (as hereinafter defined). Borrower shall, from time to time upon the request of Lender, supply Lender with a current inventory of all of the property in which Lender is granted a security interest hereunder, in such detail as Lender may require. Borrower shall, except in the normal course of business in a manner which is consistent with sound and customary management practices for similar properties in the community in which the Property is located, promptly replace Collateral subject to the lien or security interest of this Restated Security Instrument when worn or obsolete and will not, without the prior written consent of Lender, remove from the Real Estate or the Improvements Collateral subject to the lien or security interest of this Restated Security Instrument except such as is replaced by an article of equal suitability and value as above provided, owned by Borrower free and clear of any lien or security interest except that created by this Restated Security Instrument and the other Restated Loan Documents and except as otherwise expressly permitted by the terms of Section 1.11 of this Restated Security Instrument. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Restated Loan Documents. Borrower shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

    1.20  Security Agreement.

    This Restated Security Instrument constitutes a security agreement between Borrower and Lender with respect to the Collateral in which Lender is granted a security interest hereunder, and, cumulative of all other rights and remedies of Lender hereunder, Lender shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Borrower hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Lender shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Borrower shall promptly deliver the same to Lender, endorsed to Lender, without further notice from Lender. Borrower agrees to furnish Lender with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Borrower within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Lender shall have the rights and remedies as prescribed in this Restated Security Instrument, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Lender's election. Without implying any limitation upon the foregoing, Lender (or Trustee, on behalf of Lender) may, at its option, proceed against the Collateral in accordance with the provisions of the Uniform Commercial Code as enacted in the State of Mississippi, or Lender (or Trustee, on behalf of Lender) may proceed as to both the real and personal property comprising the Property in accordance with this Restated Security Instrument, or as otherwise provided at law or in equity. Any disposition of the Collateral may be conducted by an employee or agent of Lender. Any person, including both Borrower and Lender, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Lender's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. Lender shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Borrower, upon demand of Lender, shall assemble such property and make it available to Lender at the Real Estate, a place which is hereby deemed to be reasonably convenient to Lender and Borrower. If notice is required by law, Lender shall give Borrower at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Borrower, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Borrower. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable Uniform Commercial Code:

      (a) In the event of a foreclosure sale, the Property may, at the option of Lender, be sold as a whole; and

      (b) It shall not be necessary that Lender take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

      (c) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

The name and address of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

                  President Broadwater Hotel, L.L.C.
                  2110 Beach Boulevard
                  Biloxi, Mississippi 39531

Borrower hereby represents and warrants that its principal place of business and chief executive office are located at the above address. The name and address of Lender (as Secured Party under any applicable Uniform Commercial
Code) are:

                  Lehman Brothers Holdings Inc.
                  399 Park Avenue
                  8th Floor
                  New York, New York 10022

    Borrower, pursuant to Section 9-509 of UCC Revised Article 9, hereby authorizes each of Lender, Lender's counsel, Lender's loan servicer, and any other agent or representative of Lender, acting alone, to file from time to time any and all UCC Financing Statements, amendments thereto, and continuations thereof as may be necessary or as Lender, in its sole discretion, may determine to be necessary or advisable to perfect and/or continue the perfection of any security interest granted to Lender in this Restated Security Instrument or in any of the other Restated Loan Documents, none of which UCC Financing Statements, continuations, or amendments shall be required to be executed by Borrower (unless the applicable Uniform Commercial Code ("UCC") includes a nonwaivable requirement that Borrower shall execute or consent to a particular type of filing). In such latter event Lender may, and is hereby authorized to, execute same for and in behalf of Borrower as the agent and attorney in fact for Borrower, Borrower hereby granting to Lender a power of attorney which is coupled with an interest and, therefore, is irrevocable, for the purpose of executing for and in behalf of Borrower any and all Financing Statements, continuations, or amendments which any then applicable UCC may require to be executed by or consented to by Borrower. Any and all such UCC Financing Statements, amendments thereto, and continuations thereof may include, without limitation, Borrower's federal taxpayer identification number and may describe the property covered by any Financing Statement as "all assets" of Borrower, "all personal property" of Borrower, or words of similar meaning. Borrower acknowledges and agrees that this Amendment is an "authenticated record" as such terms are defined in Section 9-102 of UCC Revised Article 9.

    1.21 Easements and Rights-of-Way. Borrower shall neither grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements nor execute or consent to any instrument or matter which might affect title to the Property or any part thereof or interest therein, without the prior written consent of Lender. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Restated Security Instrument and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Lender consents to the grant of an easement or right-of-way, Lender agrees to grant such consent without charge to Borrower other than expenses, including, without limitation, attorneys' fees, incurred by Lender in the review of Borrower's request and in the preparation of documents effecting the subordination.

    1.22 Compliance with Laws. Borrower shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Borrower may, upon providing Lender with security satisfactory to Lender, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Borrower shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

    1.23 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages, deeds of trust, deeds to secure debt or security agreements or debts secured thereby or the interest of the grantee, mortgagee, beneficiary, trustee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Restated Security Instrument or the indebtedness secured hereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender
(a) it might be unlawful to require Borrower to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Lender may elect, by notice in writing given to Borrower, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty
(30) days from the giving of such notice.

    1.24 Secured Indebtedness. It is understood and agreed that this Restated Security Instrument shall secure payment of not only the indebtedness evidenced by the Restated Note but also any and all substitutions, replacements, renewals and extensions of the Restated Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Restated Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Lender to or for the benefit of Borrower from time to time under this Restated Security Instrument or the other Restated Loan Documents and whether or not such advances are obligatory or are made at the option of Lender, or otherwise, and all interest accruing thereon, shall be equally secured by this Restated Security Instrument and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Restated Security Instrument.

    1.25 Borrower's Waivers. To the full extent permitted by law, Borrower agrees that Borrower shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Borrower, for Borrower and Borrower's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Borrower, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law; and (d) waives notice of intention to accelerate the indebtedness, notice of acceleration of the indebtedness, demand , protest and notice of demand, protest and nonpayment and all other notices . To the full extent permitted by law, Borrower shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Restated Security Instrument to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Restated Security Instrument to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Borrower hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Restated Security Instrument or to collect any of the indebtedness secured hereby the fullest extent permitted by law. Borrower covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Borrower shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

    1.26  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

      (b) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATES OF MISSISSIPPI AND NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE RESTATED NOTE, THIS RESTATED SECURITY INSTRUMENT OR ANY OTHER OF THE RESTATED LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN HARRISON COUNTY, MISSISSIPPI OR NEW YORK COUNTY, NEW YORK,
(iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY FORUM OTHER THAN SUCH COURTS IN NEW YORK COUNTY, NEW YORK (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM), PROVIDED, HOWEVER, THAT PURSUANT TO THE CONFIRMATION ORDER ANY DISPUTE BY BORROWER ARISING AS TO THE INTERPRETATION OF THIS RESTATED SECURITY INSTRUMENT OR ANY OTHER RESTATED LOAN DOCUMENTS OR ANY CLAIM BY BORROWER THAT LENDER IS ACTING IN VIOLATION OF ANY OF ITS OBLIGATIONS UNDER THIS RESTATED SECURITY INSTRUMENT OR UNDER ANY OF THE OTHER RESTATED LOAN DOCUMENT SHALL BE BROUGHT BY BORROWER ONLY BEFORE THE BANKRUPTCY COURT WHICH HAS RETAINED EXCLUSIVE JURISDICTION TO HEAR AND TO DETERMINE ANY SUCH DISPUTE OR CLAIM FOR A PERIOD OF THREE YEARS AFTER THE EFFECTIVE DATE OF THE PLAN. BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW).

      (c) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF LENDER, TRUSTEE OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER, TRUSTEE OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN

CONTRACT, TORT OR OTHERWISE.

    1.27 Management. The management of the Property shall be by either: (a) Borrower or an entity affiliated with Borrower approved by Lender for so long as Borrower or said affiliated entity is managing the Property in a manner consistent with the quality of operation of the Property as presently operated; or (b) a professional property management company approved by Lender. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement which provides that such agreement and all fees thereunder are subordinate hereto and to Lender's right to receive payments of the indebtedness secured hereunder, which provides that all fees payable thereunder are subject to approval by Lender, and which is otherwise in form and substance satisfactory to Lender. Such management agreement shall be expressly subordinated in all respects to the lien of this Restated Security Instrument. Notwithstanding anything to the contrary herein or in any of the other Restated Loan Documents, management fees payable to the manager of the Property shall not exceed the manager's actual overhead expenses, except that additional management fees may be payable thereunder provided that such additional fees may not be paid until such time as the indebtedness secured hereby, including all principal, interest, loan fees and exit fees, is paid in full. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Lender. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Lender shall have the right to terminate, or to direct Borrower to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Borrower to retain, a new management agent approved by Lender. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower's liabilities and obligations with respect to this Restated Security Instrument and the other Restated Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Borrower and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

    1.28  Hazardous Waste and Other Substances.

      (a) Borrower hereby represents and warrants to Lender and Trustee that, as of the date hereof, except as disclosed in any environmental report provided by Borrower to Lender prior to the date hereof: (i) to the best of Borrower's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq. and 40 CFR Section 302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq. and 40 CFR Section 116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have been handled, generated, stored, processed or disposed of on or released

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
or discharged from the Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) except for a gas tank identified in an environmental report provided by Borrower to Lender prior to the date hereof, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Borrower has received no notice of, and to the best of Borrower's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Borrower know of any basis for such a claim; and (vi) Borrower has received no notice of and, to the best of Borrower's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Borrower know of any basis for such a claim.

      (b) Borrower shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental
Laws) and in compliance with all Environmental Laws, shall not install any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Restated Security Instrument, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. Borrower shall, within sixty (60) days after the date hereof, implement an operational and maintenance plan reasonably acceptable to Lender with respect to any asbestos located in the Improvements, designed by a consultant or engineer reasonably acceptable to Lender and experienced with the design and implementation of asbestos operational and maintenance plans. In addition, Borrower shall implement an annual monitoring program for the underground storage tanks located on the Property, in compliance with the recommendations contained in the environmental assessment report provided to Lender prior to the date hereof. All reports from such O&M program and monitoring shall be provided to Lender promptly after the receipt thereof.

      (c) Borrower shall promptly notify Lender if Borrower shall become aware of the possible existence of any Hazardous Substances on the Property or if Borrower shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Borrower shall, promptly and when and as required, at Borrower's sole cost and expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender or Trustee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so, Lender may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. Borrower hereby grants to Lender and its agents and employees access to the Property and a license to remove any items deemed by Lender to be Hazardous Substances and to do all things Lender shall deem necessary to bring the Property in conformance with Environmental Laws. BORROWER COVENANTS AND AGREES, AT BORROWER'S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO LENDER), AND HOLD LENDER AND TRUSTEE HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, FINES, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, RESPONSE COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS', CONSULTANTS' AND EXPERTS' FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR TRUSTEE OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (I) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR EFFECTING ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF BORROWER; (II) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO OR AFFECTING THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF BORROWER; (III) THE FAILURE BY BORROWER TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1.28; (IV) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 1.28; OR
(V) THE ENFORCEMENT OF THIS SECTION 1.28, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH IN THIS SECTION 1.28(C) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.28(C). LENDER'S OR TRUSTEE'S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF LENDER AND TRUSTEE UNDER THIS RESTATED SECURITY INSTRUMENT, THE RESTATED NOTE AND THE OTHER RESTATED LOAN DOCUMENTS.

      (d) Upon Lender's request, at any time after the occurrence of a default hereunder or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Borrower shall provide, at Borrower's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Lender indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If

Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note.

    1.29  Indemnification; Subrogation.

      (a) BORROWER SHALL INDEMNIFY, DEFEND AND HOLD LENDER AND TRUSTEE HARMLESS AGAINST: (I) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDERS OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, AND (II) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES (INCLUDING LENDER'S AND TRUSTEE'S REASONABLE ATTORNEYS' FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY LENDER OR TRUSTEE IN CONNECTION WITH THE SECURED INDEBTEDNESS, THIS RESTATED SECURITY INSTRUMENT, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY LENDER AND/OR TRUSTEE OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS RESTATED SECURITY INSTRUMENT (EXPRESSLY INCLUDING DUE TO ANY NEGLIGENT ACT OR OMISSIONS OF LENDER); PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE BORROWER TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER OR TRUSTEE FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY LENDER OR TRUSTEE, AS THE CASE MAY BE, BY REASON OF SUCH PARTY'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

      (b) IF LENDER AND/OR TRUSTEE IS MADE A PARTY DEFENDANT TO ANY LITIGATION OR ANY CLAIM IS THREATENED OR BROUGHT AGAINST LENDER CONCERNING THE SECURED INDEBTEDNESS, THIS RESTATED SECURITY INSTRUMENT, THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR THE CONSTRUCTION, MAINTENANCE, OPERATION OR OCCUPANCY OR USE THEREOF, THEN BORROWER SHALL INDEMNIFY, DEFEND AND HOLD LENDER AND TRUSTEE HARMLESS FROM AND AGAINST ALL LIABILITY BY REASON OF SAID LITIGATION OR CLAIMS, INCLUDING REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY LENDER OR TRUSTEE IN ANY SUCH LITIGATION OR CLAIM, WHETHER OR NOT ANY SUCH LITIGATION OR CLAIM IS PROSECUTED TO JUDGMENT. IF LENDER AND/OR TRUSTEE COMMENCES AN ACTION AGAINST BORROWER TO ENFORCE ANY OF THE TERMS HEREOF OR TO PROSECUTE ANY BREACH BY BORROWER OF ANY OF THE TERMS HEREOF OR TO RECOVER ANY SUM SECURED HEREBY, BORROWER SHALL PAY TO LENDER AND/OR TRUSTEE ITS REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL, FEES, IF ANY) AND EXPENSES (EXPRESSLY INCLUDING DUE TO ANY NEGLIGENT ACT OR OMISSIONS OF LENDER). THE RIGHT TO SUCH ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES SHALL BE DEEMED TO HAVE ACCRUED ON THE COMMENCEMENT OF SUCH ACTION, AND SHALL BE ENFORCEABLE WHETHER OR NOT SUCH ACTION IS PROSECUTED TO JUDGMENT. IF BORROWER BREACHES ANY TERM OF THIS RESTATED SECURITY INSTRUMENT, LENDER AND/OR TRUSTEE MAY ENGAGE THE SERVICES OF AN ATTORNEY OR ATTORNEYS TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF SUCH ENGAGEMENT FOLLOWING ANY BREACH BY BORROWER, BORROWER SHALL PAY LENDER AND/OR TRUSTEE REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY LENDER AND/OR TRUSTEE, WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED AGAINST BORROWER BY REASON OF SUCH BREACH. ALL REFERENCES TO "ATTORNEYS" IN THIS SUBSECTION AND ELSEWHERE IN THIS RESTATED SECURITY INSTRUMENT SHALL INCLUDE WITHOUT LIMITATION ANY ATTORNEY OR LAW FIRM ENGAGED BY LENDER AND/OR TRUSTEE AND LENDER'S IN-HOUSE COUNSEL, AND ALL REFERENCES TO "FEES AND EXPENSES" IN THIS SUBSECTION AND
                                    37

ELSEWHERE IN THIS RESTATED SECURITY INSTRUMENT SHALL INCLUDE WITHOUT LIMITATION ANY FEES OF SUCH ATTORNEY OR LAW FIRM AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF LENDER'S IN-HOUSE COUNSEL.

      (c) A WAIVER OF SUBROGATION SHALL BE OBTAINED BY BORROWER FROM ITS INSURANCE CARRIER AND, CONSEQUENTLY, BORROWER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER AGAINST LENDER, ITS OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES, FOR LOSS OF OR DAMAGE TO BORROWER, THE PROPERTY, BORROWER'S PROPERTY OR THE PROPERTY OF OTHERS UNDER BORROWER'S CONTROL FROM ANY CAUSE INSURED AGAINST OR REQUIRED TO BE INSURED AGAINST BY THE PROVISIONS OF THIS RESTATED SECURITY INSTRUMENT.

    1.30 Covenants with Respect to Indebtedness and Fundamental Changes. Borrower hereby represents, warrants and covenants as of the date hereof and until such time as the secured indebtedness is paid in full, that Borrower:

      (a) does not own and will not own any encumbered asset other than (i) the Property and any other property mortgaged, pledged, conveyed or assigned to, and accepted by, Lender as security for the Restated Note (together with the Property, the "Collective Property"), and (ii) incidental personal property necessary for the operation of the Collective Property;

      (b) is not engaged and will not engage in any business other than the ownership, management and operation of the Collective Property;

      (c) will not enter into any contract or agreement with any partner, principal or affiliate of Borrower or any affiliate of the partners of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

      (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, (ii) the Personal Property Leases (as hereinafter defined), and (iii) trade payables incurred in the ordinary course of operating the Property and that no other debt may be secured (senior, subordinate or pari passu) by the Property;

      (e) has not made and will not make any loans or advances to any third party (including any affiliate);

      (f) is and will be solvent and pay its debt from its assets as the same shall become due;

      (g) has done or caused to be done and will do all things necessary to preserve its existence, will not, nor will any partner, limited or general, member or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, operating agreement, articles of organization, or by-laws in a manner which adversely affects Borrower's existence as a single purpose entity;

      (h) will conduct and operate its business as presently conducted and operated;

      (i) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners;

      (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of Borrower);

      (k) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

      (l) will not seek the dissolution or winding up, in whole or in part, of Borrower;

      (m) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise, all or substantially all of the business assets of, or any stock or beneficial ownership of, any entity;

      (n) will not commingle the funds and other assets of Borrower with those of any member, general partner, any affiliate or any other person;

      (o) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; and

      (p) does not and will not hold itself out to be responsible for the debts or obligations of any other person.

1.31  Handicapped Access.

      (a) Borrower agrees that the Property shall comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the American with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws"), to the extent that any such Access Laws require compliance by Borrower or the Property.

      (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants or any improvements to the Property constructed in connection with the conversion of a portion of the Property to residential condominiums pursuant to the terms and conditions of the Restated Loan Documents. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Lender.

      (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

    1.32  Estoppel Certificates and No Default Affidavits.

      (a) After request by Lender, Borrower shall within ten (10) business days furnish Lender with a statement, duly acknowledged and certified by Borrower, setting forth: (i) the amount of the original principal amount of the Restated Note; (ii) the unpaid principal amount of the Restated Note;
(iii) the rate of interest of the Restated Note; (iv) the date installments of interest and/or principal were last paid; (v) to the best of Borrower's knowledge, any offsets or defenses to the payment of the Restated Note or

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
amounts due under the other Restated Loan Documents, if any; and (vi) that the Restated Note, this Restated Security Instrument and the other Restated Loan Documents are valid, legal and binding obligations and have not been modified, or if modified, giving particulars of such modification.

      (b) Within ten (10) business days after request by Lender, Borrower will deliver estoppel certificates, in form and content satisfactory to Lender, to all tenants specified by Lender and will thereafter use its best efforts to obtain the execution of such estoppel certificates as expeditiously as possible, or, if any tenant fails to provide such estoppel certificate within fifteen (15) business days after request by Lender, Borrower shall immediately thereafter provide a certificate with respect to the tenancy of such tenant, in form and substance reasonable satisfactory to Lender, provided that Lender shall not request such tenant estoppel certificates any more frequently than semi-annually.

    1.33 Cooperation. Borrower acknowledges that Lender and its successors and assigns may: (a) sell or assign this Restated Security Instrument, the Restated Note and any of the other Restated Loan Documents to one or more investors as a whole loan; (b) sell or assign a participation interest in the Restated Note to one or more investors; (c) deposit this Restated Security Instrument, the Restated Note and any of the other Restated Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets; or (d) otherwise sell or assign the Restated Note, this Restated Security Instrument and any of the other Restated Loan Documents, or any interest therein to investors (the transactions referred to in subparagraphs (a) through (d) above are hereinafter referred to as "Secondary Market Transactions"). Borrower shall cooperate in good faith with Lender, at Lender's expense, in effecting any such Secondary Market Transaction and in addressing such matters as any party involved in a Secondary Market Transaction may require, including the provision of such information and documents relating to Borrower, the Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, the Property and any tenant of the Improvements. Lender shall be entitled to rely on the information supplied by, or on behalf of, Borrower.

    1.34  [Intentionally Omitted].

    1.35 Securitization of Restated Loan. Borrower acknowledges that Lender may sell the Restated Note and the Restated Loan Documents and the Restated Loan indebtedness evidenced and secured thereby (or a portion thereof as determined by Lender) to a party who may pool the Restated Loan with a number of other loans and to have the holder of such loans grant participations therein or issue one or more classes of Mortgage Backed, Pass-Through Certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). The Securities may be rated by one or more national rating agencies. In this regard, Borrower agrees to make available to Lender all information concerning its business and operations which Lender reasonably requests. Lender may share such information with the investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Restated Loan or the Securities. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Securities and thus such information may be disclosed to various investors. Lender shall be entitled to rely on the information supplied by, or on behalf of, Borrower.

    1.36 Bifurcation of Restated Loan. In connection with the sale of the Restated Loan as described in Section 1.35, above, Borrower acknowledges that Lender may desire to split the Restated Loan into two or more components, each secured by a separate security instrument with the same or different priorities. Borrower does hereby covenant and agree to execute and deliver to Lender, promptly upon request by Lender, such modifications, amendments and restatements of the Restated Loan Documents, and such additional loan documents, including, without limitation, promissory notes, deeds of trust and security agreements, loan agreements, assignments of leases and rents, UCC financing statements, guaranties, authority documentation, certifications, and such other documents and instruments as shall be necessary or appropriate in Lender's judgment to accomplish such bifurcation. Lender agrees that, in the event of any such loan split, the aggregate principal face amount of the indebtedness evidenced and secured by all such loan documents shall not exceed the aggregate principal face amount of the Restated Note, and that the aggregate of the interest, loan fees and other charges required to be paid by Borrower under all such loan documents shall not exceed the interest, loan fees and other charges which would have been required to be paid under the Restated Loan Documents in the absence of such loan split.

    1.37  ERISA.

      (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Restated Note, this Restated Security Instrument or any of the other Restated Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

      (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Restated Security Instrument as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; and (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans.

      (c) Borrower shall indemnify Lender and defend and hold Lender harmless from and against all civil penalties, excise taxes, or other loss, cost damage and expense (including, without limitation, attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Restated Security Instrument.

    1.38  [Intentionally Omitted].

    1.39 Personal Property Leases. Borrower has leased certain personal property pursuant to leases (the "Personal Property Leases") copies of which Borrower has delivered or shall immediately deliver to Lender. Lender shall comply with all terms and provisions of the Personal Property Leases and shall keep the Personal Property Leases in full force and effect (or replacement leases for similar property) so long as any portion of the secured indebtedness remains outstanding.

    1.40  Warranties and Covenants Relating to Ground Leases.

      (a) Borrower does hereby warrant and represent to Lender that the Ground Leases are in full force and effect in accordance with their terms, covenants and conditions; the Ground Leases are valid and subsisting leases of portions of the Real Estate, and there are no defaults or events or conditions which, with the passage of time or the giving of notice or both, would constitute a default under the Ground Leases, or any of them, and a true and correct copy of the Ground Leases has been delivered by Borrower to Lender.

      (b) Borrower shall duly and punctually pay all rents and other sums required to be paid by the tenant under the Ground Leases and will duly and punctually perform and observe all of the terms, covenants and conditions to be performed or observed by the tenant under the Ground Leases, and will do all things necessary to keep in full force and effect its estate created by the Ground Leases and its rights, privileges and prerogatives thereunder and to prevent any default thereunder or forfeiture or impairment thereof. Borrower shall fully and faithfully enforce the obligations of the other parties under the Ground Leases and will promptly notify Lender of any default by any party under the Ground Leases.

      (c) Borrower shall not, except with the prior written consent of Lender, (i) cancel, terminate, or surrender the Ground Leases, or any of them, or consent to or accept any cancellation or termination thereof, or permit any condition or event to exist which would terminate or cancel the same or permit such termination or cancellation, or (ii) amend, modify or otherwise change any term, covenant or condition of the Ground Leases, or any of them, or (iii) take any action in connection with the Ground Leases, or any of them, which would have the effect of impairing the value of Borrower's interest thereunder or of the Property, or of impairing the interest of Lender therein, or (iv) waive, excuse or discharge any of the obligations and agreements of any other party under the Ground Leases, or any of them, or subordinate or consent to the subordination of the Ground Leases, or any of them, to any mortgage or deed of trust on any party's interest in the property demised by the Ground Leases, or any of them, or consent to any restriction, covenant or agreement affecting the leasehold estate created by the Ground Leases, or any of them.

      (d) As further security for the repayment of the indebtedness secured hereby and for the performance of the covenants contained in this Restated Security Instrument, Borrower hereby assigns to Lender all of Borrower's rights, privileges and prerogatives as tenant under the Ground Leases to terminate, subordinate, cancel, modify, change, supplement, alter, amend, renew, extend or give consents or approvals under the Ground Leases, or any of them, either orally, by course of conduct or in writing; and any such termination, subordination, cancellation, modification, change, supplement, alteration, amendment, extension, consent or approval of or under the Ground Leases, or any of them, without the prior written consent thereto by Lender, shall be void and of no force and effect.

      (e) No release of or forbearance to enforce any of the obligations of the tenant under the Ground Leases by the landlords thereunder, pursuant to the Ground Leases or otherwise, shall release Borrower from any of its obligations under this Restated Security Instrument, including its obligations with respect to the payment of rent as provided for in the Ground Leases and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Leases, to be kept, performed and complied with by the tenant thereunder. Borrower shall cause the Ground Leases to be renewed and to remain in effect so long as any portion of the Indebtedness shall remain outstanding.

      (f) Borrower will promptly deliver to Lender copies of all notices, certificates, requests, demands and other instruments received or given by Borrower under the Ground Leases or in any way relating to the Ground Leases or Borrower's interest thereunder. Borrower shall immediately notify Lender of any default by Borrower in the observance or performance of any of the terms, covenants, conditions and provisions to be observed or performed by Borrower under the Ground Leases, or of any notice of any such default received by Borrower under the Ground Leases, or any of them, or other notice asserting lack of compliance with the Ground Leases, or any of them, or any notice from any party of termination or purported termination thereof, or of any event that could, with the passage of time or without waiver from the landlord under the Ground Leases, or any of them, result in a default, and to promptly deliver to Lender copies of each such notice of default or notice of termination and all other notices, communications, plans, specifications and other similar instruments received or delivered by the Borrower in connection with the Ground Leases, or any of them, and to notify Lender, in writing, of any potential default that Borrower could reasonably foresee. Borrower shall furnish to Lender such information and evidence as Lender may require concerning the due observance, performance and compliance with the terms, covenants and provisions, of the Ground Leases, or any of them, including, but not limited to, any evidence of efforts to cure any default during any applicable grace period under the Ground Leases, or any of them.

      (g) So long as the secured indebtedness remains unpaid, Borrower shall not declare any default or event of default under any of the Ground Leases, or provide notice of any default or event of default under any of the Ground Leases, and any such declaration or notice of default or event of default under any of the Ground Leases given without the prior written consent of Lender shall be void.

      (h) So long as the secured indebtedness shall remain unpaid, unless Lender shall otherwise give its written consent, the fee title and the leasehold estate in the property demised by the Ground Leases shall not merge by reason of this Restated Security Instrument, the acquisition of both leasehold and fee interest in the Property by Borrower, Lender or any assignee of Lender, or any purchaser at foreclosure or by deed in lieu of foreclosure, or otherwise. Such interests shall always be kept separate and distinct, notwithstanding the union of said estates in the lessors under the Ground Leases, Lender, Borrower, or any third party, whether by purchase or otherwise.

      (i) In each instance where the Ground Leases entitle Borrower to appoint one or more arbitrators or appraisers or other third party professionals in connection with any dispute arising under the Ground Leases, or otherwise, Borrower hereby irrevocably assigns to Lender the right to make such appoint or appointments and to make all decisions vested in Borrower with respect to any such dispute or the negotiations thereof and Borrower covenants and agrees to immediately give notice to Lender of any event giving rise to Borrower's entitlement to make any such appointment.
      (j) Borrower hereby irrevocably assigns to Lender any and all rights and elections Borrower has or may have in the future in connection with a bankruptcy proceeding filed by or against the ground lessor under the Ground Leases wherein such ground lessor or any bankruptcy trustee, rejects the Ground Leases, or any of them, including, without limitation, the right to make an election to remain in possession of the premises demised by the Ground Leases notwithstanding such rejection or the right to elect to accede to such rejection.

                                ARTICLE II

                              EVENTS OF DEFAULT

    2.1 Events of Default. The occurrence of any of the following events shall be a default hereunder:

      (a) Borrower fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Lender (including, without limitation, any payment of principal or interest under the Restated Note, and in the case of payments to be made under the Restated Note, which failure continues beyond any applicable grace period set forth in the Restated Note).

      (b) Borrower fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.13 or 1.28 hereof.

      (c) Borrower fails to perform any other covenant, agreement, obligation, term or condition set forth herein (other than those otherwise described in this Section 2.1) and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Lender to Borrower; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Borrower commences to cure such default promptly after receipt of notice thereof from Lender, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed sixty (60) days after the aforesaid written notice.

      (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the Restated Loan evidenced by the Restated Note, or in any of the other Restated Loan Documents to Lender by Borrower, by any principal or general partner in Borrower or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Restated Loan secured hereby is determined by Lender to have been false or misleading in any material respect at the time made.

      (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Borrower or its general partners, or any portion thereof or any interest therein, in violation of Section 1.11 hereof.

      (f) A default occurs under any of the other Restated Loan Documents which has not been cured within any applicable grace or cure period therein provided.

      (g) Borrower or any general partner in Borrower or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Borrower, for any such principal or general partner of Borrower or for any such indemnitor or guarantor or for a substantial part of the assets of

Borrower, of any such principal or general partner of Borrower or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, the existence of the bankruptcy cases of PCI, PRCM, and Broadwater Hotel, Inc. ("BHI"), each of which is currently pending in the United States Bankruptcy Court for the Eastern District of Missouri shall not constitute a default under this
Section 2.1(g).

      (h) A petition is filed or any case, proceeding or other action is commenced against Borrower or any general partner of Borrower or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Restated Loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Borrower, against any principal or general partner of Borrower or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Borrower, of any such principal or general partner of Borrower or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Borrower, for any such principal or general partner of Borrower or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Borrower, of any such principal or general partner of Borrower or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced, provided, however, the existence of the bankruptcy cases of PCI, PRCM, and BHI each of which is currently pending in the United States Bankruptcy Court for the Eastern District of Missouri shall not constitute a default under this
Section 2.1(h).

      (i) The Property or any part thereof shall be taken on execution or other process of law in any action against Borrower.

      (j) Borrower abandons all or a portion of the Property.

      (k) The holder of any lien or security interest on the Property (without implying the consent of Lender to the existence or creation of any such lien or security interest), whether superior or subordinate to this Restated Security Instrument or any of the other Restated Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

      (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Lender determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

      (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Borrower or any general partner of Borrower.

      (n) Any suit or proceeding shall be filed against Borrower or the Property with respect to which in the good faith business judgment of Lender based on the information available to Lender, there is a substantial likelihood that such suit or proceeding will be adversely determined, and, if adversely determined, would have a materially adverse affect on the ability of Borrower to perform each and every one of its obligations under and by virtue of the Restated Loan Documents.

      (o) Borrower claims that there exists a relationship of joint venture, partnership or agency between Borrower and Lender by virtue of the Restated Loan Documents, or the Restated Loan Documents taken as a whole, or any of them, are recharacterized as a partnership, joint venture of agency agreement or relationship between Borrower and Lender.

      (p) Any franchise agreement or management agreement affecting the Property is terminated and is not replaced with a franchise agreement or management agreement, as applicable, reasonably acceptable to Lender within sixty (60) days of such termination.

      (q) Any liquor license material to the operation of the Property ceases to be in full force and effect, and such liquor license is not restored within sixty (60) days.

      (r) A default occurs under the Ground Leases or any of them.

      (s) INTENTIONALLY OMITTED.

      (t) A default occurs under the Restated Lease Agreement (i.e., the "Tidelands Sublease" as such term is defined in the Plan) by either the lessor (i.e., Borrower) or lessee (i.e., PRCM) (including, without limitation, failure by PRCM to timely make any required tenant lease payment thereunder or any other material breach by PRCM under the Restated Lease Agreement) which default has not been cured within any applicable grace or cure period therein provided.

      (u) The gaming license of President Riverboat Casino-Mississippi, Inc. shall be revoked, terminated or not renewed, or shall expire or otherwise become ineffective.

      (v) Borrower seeks or attempts to seek any further bankruptcy relief of any kind or nature except as expressly authorized under the Plan and Confirmation Order;

      (w) Borrower or any affiliate of Borrower seeks to modify any of Lender's rights under the Plan or the Confirmation Order, whether or not any such rights are in fact abrogated or modified in any respect in any bankruptcy proceedings;

      (x) Borrower fails to obtain an order ("Sublease Rent Increase Order") of the United States Bankruptcy Court for the Eastern District of Missouri (the "Mo. Bankruptcy Court") having jurisdiction over PRCM by November 1, 2003, approving an increase in the base rent increase of the Restated Lease Agreement (i.e., the Tidelands Sublease) to $4,700,000 on an annual basis payable in twelve (12) equal monthly installments, nunc pro tunc to May 1, 2003, and continuing until at least July 15, 2005, which order is not overruled, but such failure shall not constitute a default if Borrower shall timely make pay to Lender the deferred interest payment due on November 15, 2003, pursuant to Section 2.02(a)(ii)(B) of the Restated Note and demonstrate adequate assurances to the Mo. Bankruptcy Court (which under the Plan retains jurisdiction this purpose) that Borrower's aggregate net cash flow from its operations, after receiving rental payments from PRCM under the Restated Lease Agreement at the current $3,204,468 annual rate, after deducting any capital expenditures incurred (irrespective of payment of any of such expenditures from the Capital Expense Reserve (as defined in the Restated Lockbox Agreement, which definition is incorporated herein by this reference)), and excluding any other non-operating revenue or non-contractually recurring payment or contribution, equals or exceeds the amount of funds which would be necessary, on an annual basis, to pay the Stabilized Interest Pay Rate (as defined in the Restated Note, which definition is incorporated herein by this reference) applicable on November 1, 2003, on the Adjusted Lehman Claim Amount (as defined in the Restated Note, which definition is incorporated herein by this reference) as of November 1, 2003;

      (y) if the Sublease Rent Increase Order is obtained, Borrower and PRCM fail to execute and deliver to Lender, after entry of Sublease Rent Increase Order, a fully executed original counterpart of an amendment to the Restated Lease Agreement in the form of Exhibit E attached hereto and incorporated herein by this reference (the "Restated Lease Agreement Amendment"), implementing the base rent increase authorized and required pursuant to the Sublease Rent Increase Order;

      (z) there is instituted any proceeding to enjoin Lender, or that has the effect of enjoining Lender, from enforcing its rights against Borrower or restraining any of its rights in respect to the Property under any of the Restated Loan Documents;

      (aa) Borrower, or any of its affiliates, breaches any provision of the Plan or the Confirmation Order which is applicable to any of them;

      (bb) Borrower fails to operate the Property as a hotel or PRCM fails to operate its casino as such in the Property's Marina;

      (cc) without Lender's consent, borrower seeks to materially alter, remove, or demolish any of the Property; or

      (dd) Borrower uses any of its assets or revenues for any purpose other than those expressly permitted under the Restated Loan Documents, the Plan, or the Confirmation Order.

    2.2 Events of Default. An Event of Default shall be deemed to have occurred with respect to this Agreement upon the occurrence of any Default as set forth in Section 2.1, subject to applicable notice and cure provisions in this Restated Security Instrument and the other Restated Loan Documents.
    2.3 Notice of Default. Notwithstanding any provisions to the contrary in this Restated Security Instrument or in the other Restated Loan Documents, Borrower shall be entitled to written default notice (a "Default Notice") and the right to cure any default which is the subject of a Default Notice within thirty (30) days after the date of such Default Notice if (a) Borrower shall be in default under Section 2.1(x), above, or (b) Borrower shall fail to make any monthly interest payment on any Interest Payment Date (as such term is defined in the Restated Note, which definition is incorporated herein by this reference), except that Borrower shall be entitled to no more than two (2) Default Notices and the aforesaid cure rights within any twelve (12) month period, with the first such twelve month period commencing on the Effective Date (as defined in the Confirmation Order, which definition is incorporated herein by this reference) until such time as the Restated Note is paid in full.

                              ARTICLE III

                               REMEDIES
    3.1 Remedies Available. If there shall occur a default under this Restated Security Instrument, and such default has not been cured within any applicable grace or cure period, then this Restated Security Instrument is subject to foreclosure as provided by law and Lender may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

      (a) Acceleration. Accelerate the maturity date of the Restated Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice of nonpayment or nonperformance, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or action of any kind whatever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Restated Note and any applicable prepayment fee provided for in the Restated Note shall then be immediately due and payable.

      (b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law, without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Borrower hereby waives such notice and process, and without liability for trespass, damages or otherwise, and do any and all acts, perform any and all work and take possession of any and all books, records and accounts which may be desirable or necessary in Lender's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Lender therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note.

      (c) Collect Rents and Profits. With or without taking possession of the Property, terminate Borrower's license to collect Rents and Profits, sue for or otherwise collect the Rents and Profits, including those past due and unpaid.

      (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Borrower and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Borrower or any person or persons liable for the payment of the indebtedness secured hereby, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Lender, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Restated Security Instrument or deed in lieu of foreclosure.

      (e) Sale by Trustee. Lender may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

          (i) Public Sale. Lender shall have the right forthwith, at Lender's election, by and through the Trustee or otherwise, to sell or offer for sale the Property in such portions, order and parcels as Lender may determine, with or without having first taken possession of same, at public auction for cash or cash equivalent, including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of Lender, is "cash equivalent", to the highest and best bidder during legal hours, at any front door of the county courthouse of the county in which the Property is situated after having advertised and given notice of said sale, giving the time, place and terms thereof, together with a description of the Property according to the laws of the State of Mississippi governing sales of land under deeds of trust in force at the time the publication of said notice has begun. If the Property is situated in two or more counties or in two judicial districts of the same county, then the Trustee shall have power, in case the Trustee is directed to foreclose under this Restated Security Instrument, to select in which county, or judicial district, the sale of all the Property shall be made, and the selection shall be binding upon Borrower and Lender and all persons claiming through or under them, whether by contract or by law. The Trustee shall have full power to fix the day, time and place of sale, and may sell the Property in parcels or as a whole as the Trustee may deem best. The Trustee shall have full power to conduct any sale through an agent appointed by the Trustee for the purpose, but said appointment of agent need not be recorded. At any such sale: (i) the Trustee shall not be required to have physically present, or to have constructive possession of, the Property (the Borrower hereby covenanting and agreeing to deliver to the Trustee any portion of the Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (ii) the Trustee may, from time to time, adjourn said sale to a later date without readvertising, by giving notice of the time and place of such continued sale at the time when and where the Trustee shall make such adjournment; (iii) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the indebtedness secured by this Restated Security Instrument, advertisement and conduct of such sale in the manner provided herein and otherwise by law and by appointment of any successor Trustee hereunder; (iv) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed; (v) the receipt of the Trustee or of such other party making the sale shall be a sufficient discharge to the purchaser for its or his purchase money and no such purchaser, or its or his assigns, successors or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; (vi) Borrower shall be completely and irrevocably divested of all of Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against any and all other persons claiming or to claim the Property sold or any part thereof; (vii) Lender may be a purchaser at any such sale; and (viii) the Trustee, in Lender's own name or as the attorney of Borrower (the Trustee being for that purpose by this Restated Security Instrument duly and irrevocably authorized and appointed as Borrower's agent and attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation) to make, execute, acknowledge and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of the Property in fee simple and to receive the proceeds of such sale or sales.

    Borrower waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, or laws amendatory thereof, if any, so far as the same restricts the right of the Trustee to offer at sale more than one hundred sixty (160) acres at a time, and the Trustee may offer the Property as a whole, regardless of the manner in which the Property may be described.

    Should the Property be sold in one or more parcels as permitted herein, the right of sale arising out of any Event of Default shall not be exhausted by any one or more such sales, but other and successive sales may be made until all of the Property has been sold or until the indebtedness secured hereby has been fully satisfied.

    Borrower binds itself, its heirs, legal representatives, successors and assigns, to warrant and forever defend the title to such purchaser or purchasers, when so made by Trustee acting against the claims and demands of every person whomsoever lawfully claiming or to claim the same or any part thereof subject to the Permitted Exceptions and any other leases or matters affecting title approved by Lender hereunder. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Property shall be less than the aggregate of the secured indebtedness and the expenses thereof, this Restated Security Instrument and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale or sales had been made; provided, however, that Borrower shall never have any right to require the sale or sales of less than the whole of the Property, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. If an Event of Default occurs, the holder of the secured indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire secured indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the secured indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Restated Security Instrument shall remain in full

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
force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Trustee may, after any request or direction by Lender, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. At any such sale (1) Borrower hereby agrees, on its behalf and on behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Lender, the occurrence or existence of any default, the acceleration of the maturity of any of the secured indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Lender or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Borrower hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Restated Security Instrument, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement and rental or lease contract. Lender may bid and become the purchaser of all or any part of the Property at any trustee's or foreclosure sale hereunder, and the amount of Lender's successful bid may be credited on the secured indebtedness. Lender may, at its option, direct the Trustee to sell the Property subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Borrower to be a defense to any proceedings instituted by Lender to collect the secured indebtedness. Said sale shall forever be a bar against Borrower, its heirs, legal representatives, successors and assigns, and all other persons claiming under it. It is expressly agreed that the recitals in each conveyance to the purchaser shall be full evidence of the truth of the matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed.

          (ii) Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as

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
a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Borrower and Lender, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

          (iii) Sale Subject to Unmatured Secured Indebtedness. In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the secured indebtedness, Lender may, at Lender's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire secured indebtedness to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured secured indebtedness and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured secured indebtedness, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the secured indebtedness may be made hereunder whenever there is a default in the payment of any installment of the secured indebtedness or any non-monetary default, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the secured indebtedness or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the secured indebtedness.

          (iv) Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the secured indebtedness is paid and the Restated Loan Documents are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Lender, sell not only the Land and the Improvements, but also the fixtures and personal property and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.

          (v) Trustee's Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds,

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
assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any event of default, the notice of intention to accelerate, or acceleration of, the maturity of the secured indebtedness, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

          (vi) Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with this subsection hereof, at any time before the sale, Trustee may abandon the sale, and Lender may then institute suit for the collection of the secured indebtedness and for the foreclosure of the liens and security interests hereof and of the Restated Loan Documents. If Lender should institute a suit for the collection of the secured indebtedness and for a foreclosure of the liens and security interests, Lender may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property or any part thereof in accordance with the provisions of this Restated Security Instrument and applicable law.

          (vii) In the event of any sale under this Restated Security Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its discretion may elect, and if Lender so elects, Lender (or the Trustee on behalf of Lender) may sell the personal property covered by this Restated Security Instrument concurrently with the real property covered hereby or at one or more separate sales in any manner permitted by any applicable Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property is sold or the secured indebtedness is paid in full. Lender may, at its option, sell the Property subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Borrower to be a defense to any proceedings instituted by Lender to collect the secured indebtedness. If the secured indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Lender may determine in its discretion. Upon any foreclosure sale, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the secured indebtedness as a credit to the purchase price. In the event of any such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. In case Lender shall have proceeded to enforce any right, power or remedy under this Restated Security Instrument by foreclosure, entry or otherwise or in the event advertising of the intended exercise of the sale under power provided hereunder is commenced, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (A) Borrower and Lender shall be restored to their former positions and rights, (B) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (C) each and every default declared or

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
occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing default, and (D) neither this Restated Security Instrument, nor the Restated Note, nor the secured indebtedness, nor any other Restated Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and to the extent permitted by law Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence. Borrower and Lender hereby waive the necessity of the Trustee making oath, filing an accounting or an inventory, or giving bond as security for the execution of this trust. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ACTS OR OMISSIONS TO ACT IN THE EXECUTION OF ITS POWERS HEREUNDER (INCLUDING ANY NEGLIGENT ACTS OR OMISSIONS), EXCEPT FOR SUCH ACTS OR OMISSIONS AS CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee may delegate, in its sole discretion, any authority granted under this Restated Security Instrument. Without limiting the foregoing, the Trustee may retain a professional auctioneer to receive bids and to conduct the foreclosure sale on behalf of Trustee, and the customary charge for the auctioneer's services shall be paid from the sale proceeds as an expense of sale. The foreclosure sale may be adjourned from time to time by the Trustee, or the Trustee's agents or successors, and may be reset at a later time and/or date by announcement at the time and place of the originally advertised sale, or any adjournment thereof, without any additional publication.

      (f) Action to Foreclose or Enforce. Immediately commence an action to foreclose this Restated Security Instrument or to specifically enforce its provisions or any of the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender.

          (1) In the event foreclosure proceedings are filed by Lender, all expenses incident to such proceeding, including, but not limited to, attorneys' fees and costs, shall be paid by Borrower and secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note. The secured indebtedness and all other obligations secured by this Restated Security Instrument, including, without limitation, interest at the Default Interest Rate, any prepayment charge, fee or premium (if any) required to be paid under the Restated Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Lender under the Restated Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property or any part thereof.

          (2) Lender may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclosure on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Restated Security Instrument on the remaining portion of the Property foreclosed.

      (g) Other. Exercise any other right or remedy available hereunder, under any of the other Restated Loan Documents or at law or in equity.

    3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Restated Security Instrument shall be applied to the extent funds are so available to the following items in such order as Lender in its discretion may determine:

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
      (a) To the payment of the fees and expenses of the Trustee, including a fee not to exceed $10,000.

      (b) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Lender's right and remedies hereunder and under the other Restated Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges, Trustee's fees and transfer taxes.

      (c) To payment of all sums expended by Lender under the terms of any of the Restated Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

      (d) To that portion, if any, of the secured indebtedness or Restated Loan Documents with respect to which no person or entity has personal or entity liability for payment (the "Exculpated Portion"), and with respect to the Exculpated Portion as follows: first, to accrued but unpaid interest, second, to matured principal, and third, to unmatured principal in inverse order of maturity.

      (e) To the remainder of the secured indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the secured indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the secured indebtedness applied to installments of principal in inverse order of maturity.

      (f) The balance, if any or to the extent applicable remaining after the full and final payment of the secured indebtedness and full performance and discharge of the Restated Loan Documents, to the persons legally entitled thereto.

    3.3 Right and Authority of Receiver or Lender in the Event of Default; Power of Attorney. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Lender's or the receiver's sole discretion, all at Borrower's expense, Lender or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may (but shall have no obligation to) do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Borrower and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Lender may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Lender's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Lender may in

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
its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Borrower as attorney-in-fact and agent of Borrower or in its own name as Lender, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements;
(n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Borrower or Lender or such receiver; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Lender by this Restated Security Instrument ; and (r) do any acts which Lender in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Restated Security Instrument. This Restated Security Instrument shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Borrower or Lender, at the request of Lender, to pay all amounts owing under any lease, contract, concession, license or other agreement to Lender without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (AND SHALL BE FULLY PROTECTED BY BORROWER IN SO DOING INCLUDING ANY NEGLIGENT ACT OR OMISSION) any request, notice or demand by Lender for the payment to Lender of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Restated Security Instrument or under any of the other Restated Loan Documents has actually occurred or is then existing. Borrower hereby constitutes and appoints Lender, its assignees, successors, transferees and nominees, as Borrower's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Borrower's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Lender in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Lender until actually paid by Borrower, shall be a demand obligation owing by Borrower to Lender and shall be secured by this Restated Security Instrument and by every other instrument securing the secured indebtedness.

    3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Borrower or Borrower's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Borrower (except tenants of space in the Improvements subject to leases entered into prior to the date hereof or to which Lender has elected, in its sole discretion, to subordinate), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Lender or the purchaser at such sale, as the case may be, immediately become a tenant at sufferance of the purchaser at such sale, which tenancy shall be terminable at the will of landlord, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to forthwith surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

    3.5 Notice to Account Debtors. Lender may, at any time after a default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Borrower included in the Property to pay Lender directly. Borrower shall at any time or from time to time upon the request of Lender provide to Lender a current list of all such account debtors and obligors and their addresses.

    3.6 Cumulative Remedies. All remedies contained in this Restated Security Instrument are cumulative and Lender shall also have all other remedies provided at law and in equity or in any other Restated Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise. No act of Lender shall be construed as an election to proceed under any particular provisions of this Restated Security Instrument to the exclusion of any other provision of this Restated Security Instrument or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender. No delay or failure by Lender to exercise any right or remedy under this Restated Security Instrument shall be construed to be a waiver of that right or remedy or of any default hereunder. Lender may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

    3.7 Payment of Expenses. Borrower shall pay on demand all of Lender's and Trustee's expenses incurred in any efforts to enforce any terms of this Restated Security Instrument (including attorney's fees and court costs), whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Lender and/or Trustee until actually paid by Borrower at the Default Interest Rate, and the same shall be secured by this Restated Security Instrument and by all of the other Restated Loan Documents securing all or any part of the indebtedness evidenced by the Restated Note.

    3.8 Lender's Uniform Commercial Code Remedies. The Lender may exercise its rights of enforcement with respect to all items constituting fixtures ("Fixtures"), and furniture, equipment and all other personal property (together "Personalty") under the Uniform Commercial Code in effect in the State of Mississippi at the time in question (the "Code"), and in conjunction with, in addition to or in substitution for the rights and remedies under the Code the Lender may:

      (a) without demand or notice to Borrower, enter upon the Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

      (b) the Lender may require Borrower to assemble the Personalty and make it available at a place the Lender designates which is mutually convenient to allow the Lender to take possession or dispose of the Personalty; and

      (c) written notice mailed to Borrower as provided herein at least ten
(10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

      (d) any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under 9.604(a) of the Code; and

      (e) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Personalty and the other Property may, at the option of the Lender, be sold as a whole; and

      (f) it shall not be necessary that the Lender take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

      (g) prior to application of proceeds of disposition of the Personalty to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by the Lender; and

      (h) after notification, if any, hereafter provided in this subsection, Lender may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Lender, Borrower shall assemble the Personalty and make it available to Lender at any place designated by Lender that is reasonably convenient to Borrower and Lender. Borrower agrees that Lender shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Lender in connection with the collection of the secured indebtedness and the enforcement of Lender's rights under the Restated Loan Documents. Lender shall apply the proceeds of the sale of the Personalty against the secured indebtedness in accordance with the provisions of this Restated Security Instrument. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the secured indebtedness in full. Borrower waives all rights of marshaling in respect of the Personalty; and

      (i) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the secured indebtedness, the occurrence of any event of default, the Lender having declared all or a portion of such secured indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by the Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

      (j) the Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the

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
Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Lender.

    3.9  Miscellaneous.

      (a) In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Restated Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the secured indebtedness, the Restated Loan Documents, the Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

      (b) In addition to the remedies set forth in this Article, upon the occurrence of an event of default, the Lender and Trustee shall, in addition, have all other remedies available to them at law or in equity.

      (c) All rights, remedies, and recourses of Lender granted in the Restated Note, this Restated Security Instrument, the other Restated Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Property prior to Lender bringing suit to recover the secured indebtedness or suit on the Restated Loan Documents; and (vi) in the event Lender elects to bring suit on the secured indebtedness and/or the Restated Loan Documents and obtains a judgment against Borrower prior exercising any remedies in relation to Property, all liens and security interests, including the lien of this Restated Security Instrument, shall remain in full force and effect and may be exercised at Lender's option.

      (d) Lender may release, regardless of consideration, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Restated Security Instrument or the other Restated Loan Documents or affecting the obligations of Borrower or any other party to pay the secured indebtedness or perform and discharge the Restated Loan Documents. For payment of the secured indebtedness, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect. No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Restated Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

      (e) Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any event of default or of Trustee's exercise of any right, remedy, or recourse provided for under the Restated Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

      (f) Borrower and Lender mutually agree that there are no, nor shall

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there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Restated Security Instrument and the other Restated Loan Documents. All agreed contractual duties are set forth in this Restated Security Instrument, the Restated Note, and the other restated Loan Documents.

      (g) The remedies in this Article III are available under and governed by the real property laws of Mississippi and are not governed by the personal property laws of Mississippi, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.610(b) of the Code.

      (h) Borrower on behalf of itself and all other persons liable for payment of the secured indebtedness hereby waives any right or remedy which Borrower and such other persons may have or may be able to assert pursuant to Title 87 Chapter 5 of the Mississippi Code and any other provision of Mississippi law, pertaining to rights and remedies of sureties.

                                 ARTICLE IV

                     MISCELLANEOUS TERMS AND CONDITIONS

    4.1 Time of Essence. Time is of the essence with respect to all provisions of this Restated Security Instrument.

    4.2 Release of this Restated Security Instrument. If all of the secured indebtedness be paid, then and in that event only, all rights under this Restated Security Instrument shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Lender in due form at Borrower's cost. No release of this Restated Security Instrument or the lien hereof shall be valid unless executed by Lender.

    4.3 Certain Rights of Lender. Without affecting Borrower's liability for the payment of any of the indebtedness secured hereby, Lender may from time to time and without notice to Borrower: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) release any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Restated Security Instrument or any agreement subordinating any lien or security interest granted hereby.

    4.4 Waiver of Certain Defenses. No action for the enforcement of any lien or security interest granted hereby or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Restated Note or any of the other Restated Loan Documents.

    4.5 Notices. Except for notices of a foreclosure sale pursuant to
Section 3.1(f) which shall be sent as required by law, and shall be effective as provided by applicable law, all other notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the

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United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Restated Security Instrument or at such other address as may be designated by such party as herein provided. All such other notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

    4.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Borrower and the successors and assigns of Borrower, including all successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of Lender, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Restated Security Instrument to Borrower, Lender and/or the Trustee shall be deemed to include all such parties' successors and assigns, and the term "Lender" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Borrower consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Borrower. Borrower acknowledges that Lender may assign some or all of the Restated Loan Documents and the Restated Loan evidenced and secured thereby individually or as a part of a pool of loans, and in either case the Restated Loan or the pool of loans may be rated by a rating agency; and Borrower agrees to cooperate generally with respect to such assignment, including the furnishing of information reasonably requested by Lender or such rating agency, if any.

    4.7 Severability. A determination that any provision of this Restated Security Instrument is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Restated Security Instrument to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

    4.8 Gender. Within this Restated Security Instrument, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

    4.9 Waiver; Discontinuance of Proceedings. Lender may waive any single default by Borrower hereunder without waiving any other prior or subsequent default. Lender may remedy any default by Borrower hereunder without waiving the default remedied. Neither the failure by Lender to exercise, nor the delay by Lender in exercising, any right, power or remedy upon any default by Borrower hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any

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provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Lender shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Restated Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the indebtedness secured hereby, the Restated Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the same had never been invoked.

    4.10 Section Headings. The headings of the sections and paragraphs of this Restated Security Instrument are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

    4.11 Governing Law. This Restated Security Instrument and the other Restated Loan Documents will be governed and construed according to the laws of the State of Mississippi, without giving effect to its principles of choice of law or conflicts of law, and the laws of the United States applicable to transactions in Mississippi.

    4.12 Counting of Days. Except with respect to notices of foreclosure sales which shall be governed by applicable law, the term "days" when used herein shall mean calendar days. If any time period ends on a day which is not a business day, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

    4.13 Relationship of the Parties. The relationship between Borrower and Lender is that of a borrower and lender only and neither of those parties is, nor shall it hold itself out to be, the agent , employee, joint venturer or partner of the other party.

    4.14 Application of the Proceeds of the Restated Note. To the extent that proceeds of the Restated Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Borrower's request and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

    4.15 Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Restated Security Instrument or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Restated Security Instrument.

    4.16 Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other

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Restated Loan Documents.

    4.17 Inconsistency with Other Restated Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Restated Loan Documents, it is intended that the provisions selected by Lender in its sole subjective discretion shall be controlling.

    4.18 No Merger. It is the desire and intention of the parties hereto that this Restated Security Instrument and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Lender acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Lender as evidenced by an appropriate document duly recorded, this Restated Security Instrument and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Restated Security Instrument may be foreclosed as if owned by a stranger to said other or additional interests.

    4.19 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Lender to amend, modify, increase, vary, alter or supplement this Restated Security Instrument, the Restated Note or any of the other Restated Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Restated Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Restated Security Instrument losing its priority over the rights of any such junior lien.

    4.20 Lender May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or the principals or general partners in Borrower, or their respective creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

    4.21 Fixture Filing. This Restated Security Instrument shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures.

    4.22 After-Acquired Property. All property acquired by Borrower after the date of this Restated Security Instrument which by the terms of this Restated Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Restated Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, deeds of trust, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Restated Security Instrument.

    4.23  No Representation.  By accepting delivery of any item required to be
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observed, performed or fulfilled or to be given to Lender pursuant to the
Restated Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Lender.

    4.24 Counterparts. This Restated Security Instrument may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Restated Security Instrument may be detached from any counterpart of this Restated Security Instrument without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Restated Security Instrument identical in form hereto but having attached to it one or more additional signature pages.

    4.25 Recording and Filing. Borrower will cause the Restated Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Lender shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Borrower shall reimburse Lender, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

    4.26 Entire Agreement and Modifications. This Restated Security Instrument and the other Restated Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and any and all prior written agreements and any and all prior and contemporaneous oral agreements relative hereto and thereto which are not contained herein or therein are terminated. This Restated Security Instrument and the other Restated Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

    4.27 Maximum Interest. The provisions of this Restated Security Instrument and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount contracted for, charged or received ("Interest"), to Lender for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing

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under the Restated Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be rebated to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Restated Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Borrower and Lender.

    4.28 Servicing Agent. Borrower does hereby acknowledge that the Restated Loan Documents may be serviced by an agent designated by Lender from time to time, and that such servicing agent shall have the authority to collect payments on the secured indebtedness and to exercise the rights and remedies of Lender under the Restated Loan Documents for and on behalf of Lender. Borrower shall be responsible for all servicing fees and expenses charged by such servicing agent.

    4.29 Personal Liability. Notwithstanding anything to the contrary contained in this Restated Security Instrument, the liability of Borrower and its general partners (if any) for the indebtedness secured hereby and for the performance of the other agreements, covenants, and obligations contained herein and in the Restated Loan Documents shall be limited as set forth in Section 2.07 of the Restated Note.

    4.30 Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit "D" attached hereto, if any, shall be a part of this Restated Security Instrument and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Restated Security Instrument, be deemed to control.

    4.31  Trustee.

      (a) No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Lender and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Restated Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Lender.

      (b) CERTAIN RIGHTS. WITH THE APPROVAL OF LENDER, TRUSTEE SHALL HAVE THE RIGHT TO TAKE ANY AND ALL OF THE FOLLOWING ACTIONS: (i) TO SELECT, EMPLOY, AND ADVISE WITH COUNSEL (WHO MAY BE, BUT NEED NOT BE, COUNSEL FOR LENDER) UPON ANY MATTERS ARISING HEREUNDER, INCLUDING THE PREPARATION, EXECUTION, AND INTERPRETATION OF THE RESTATED LOAN DOCUMENTS, AND SHALL BE FULLY PROTECTED IN RELYING AS TO LEGAL MATTERS ON THE ADVICE OF COUNSEL,
(ii) TO EXECUTE ANY OF THE TRUSTS AND POWERS HEREOF AND TO PERFORM ANY DUTY HEREUNDER EITHER DIRECTLY OR THROUGH HIS AGENTS OR ATTORNEYS, (iii) TO SELECT AND EMPLOY, IN AND ABOUT THE EXECUTION OF HIS DUTIES HEREUNDER, SUITABLE ACCOUNTANTS, ENGINEERS AND OTHER EXPERTS, AGENTS AND ATTORNEYS-IN-FACT, EITHER CORPORATE OR INDIVIDUAL, NOT REGULARLY IN THE EMPLOY OF TRUSTEE, AND TRUSTEE SHALL NOT BE ANSWERABLE FOR ANY ACT, DEFAULT, NEGLIGENCE, OR MISCONDUCT OF ANY SUCH ACCOUNTANT, ENGINEER OR OTHER EXPERT, AGENT OR ATTORNEY-IN-FACT, IF

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SELECTED WITH REASONABLE CARE, OR FOR ANY ERROR OF JUDGMENT OR ACT DONE BY
TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING ANY NEGLIGENT ACTS OR OMISSIONS), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR BAD FAITH, AND (iv) ANY AND ALL OTHER LAWFUL ACTION AS LENDER MAY INSTRUCT TRUSTEE TO TAKE TO PROTECT OR ENFORCE LENDER'S RIGHTS HEREUNDER. TRUSTEE SHALL NOT BE PERSONALLY LIABLE IN CASE OF ENTRY BY TRUSTEE, OR ANYONE ENTERING BY VIRTUE OF THE POWERS HEREIN GRANTED TO TRUSTEE, UPON THE PROPERTY FOR DEBTS CONTRACTED FOR OR LIABILITY OR DAMAGES INCURRED IN THE MANAGEMENT OR OPERATION OF THE PROPERTY (SUCH DISCLAIMER OF LIABILITY SHALL INCLUDE ANY NEGLIGENT ACTS OR OMISSIONS). TRUSTEE SHALL HAVE THE RIGHT TO RELY ON ANY INSTRUMENT, DOCUMENT, OR SIGNATURE AUTHORIZING OR SUPPORTING ANY ACTION TAKEN OR PROPOSED TO BE TAKEN BY TRUSTEE HEREUNDER, BELIEVED BY TRUSTEE IN GOOD FAITH TO BE GENUINE. TRUSTEE SHALL BE ENTITLED TO REIMBURSEMENT FOR EXPENSES INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE'S DUTIES HEREUNDER AND TO REASONABLE COMPENSATION FOR SUCH OF TRUSTEE'S SERVICES HEREUNDER AS SHALL BE RENDERED. BORROWER WILL, FROM TIME TO TIME, PAY THE COMPENSATION DUE TO TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR, AND SAVE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE'S DUTIES (INCLUDING ANY LIABILITIES RESULTING FROM NEGLIGENT ACTS OR OMISSIONS OF THE TRUSTEE).

      (c) NO LIABILITY OF TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (EXPRESSLY INCLUDING FOR TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE TRUSTEE SHALL HAVE THE RIGHT TO RELY ON ANY INSTRUMENT, DOCUMENT OR SIGNATURE AUTHORIZING OR SUPPORTING ANY ACTION TAKEN OR PROPOSED TO BE TAKEN BY HIM HEREUNDER, BELIEVED BY HIM IN GOOD FAITH TO BE GENUINE. ALL MONEYS RECEIVED BY TRUSTEE SHALL, UNTIL USED OR APPLIED AS HEREIN PROVIDED, BE HELD IN TRUST FOR THE PURPOSES FOR WHICH THEY WERE RECEIVED, BUT NEED NOT BE SEGREGATED IN ANY MANNER FROM ANY OTHER MONEYS (EXCEPT TO THE EXTENT REQUIRED BY LAW), AND TRUSTEE SHALL BE UNDER NO LIABILITY FOR INTEREST ON ANY MONEYS RECEIVED BY HIM HEREUNDER. BORROWER HEREBY RATIFIES AND CONFIRMS ANY AND ALL ACTS WHICH THE HEREIN NAMED TRUSTEE OR HIS SUCCESSOR OR SUCCESSORS, SUBSTITUTE OR SUBSTITUTES, IN THIS TRUST, SHALL DO LAWFULLY BY VIRTUE HEREOF. BORROWER WILL REIMBURSE TRUSTEE FOR, AND SAVE HIM HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HIM IN THE PERFORMANCE OF HIS DUTIES. THE FOREGOING INDEMNITY SHALL NOT TERMINATE UPON DISCHARGE OF THE SECURED OBLIGATIONS OR FORECLOSURE, OR RELEASE OR OTHER TERMINATION, OF THIS RESTATED SECURITY INSTRUMENT.

      (d) Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

      (e) Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the forenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the forenamed Trustee. Borrower hereby ratifies and confirms any and all acts which the forenamed Trustee, or his successor or successors in this trust, shall do

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lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Restated Security Instrument or applicable law.

      (f) Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

      (g) Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

      (h) No Representation by Trustee or Lender. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Lender pursuant to the Restated Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Lender shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Lender.

    4.32 Statements by Borrower. Borrower shall, within ten (10) days after notice thereof from Lender, deliver to Lender a written statement setting forth the amount of the indebtedness secured hereby and stating whether any offset or defense exists against such indebtedness.

    4.33 ENTIRE AGREEMENT; AMENDMENT. THIS RESTATED SECURITY INSTRUMENT AND THE OTHER RESTATED LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS RESTATED SECURITY INSTRUMENT AND THE RESTATED LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE BORROWER AND LENDER.

    4.34 Amendment and Restatement; Incorporation of Confirmation Order. This Restated Security Instrument constitutes an amendment and restatement of the Existing Security Instrument in its entirety. This Restated Security Instrument is executed pursuant to the Plan and the Confirmation Order, and the Confirmation Order is incorporated into this Restated Security Instrument by this reference with the same force and effect as if the

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provisions of the Confirmation Order were set forth verbatim herein.

    4.35  Waiver of Bankruptcy Rights.

      (a) Waiver of Bankruptcy Rights. Borrower, for itself, and for any successors or assigns, including any debtor-in-possession in any subsequent bankruptcy proceeding, hereby waives any and all rights to seek bankruptcy protection or other similar relief in the future, whether to modify the Plan or to institute any future bankruptcy proceeding.

      (b) Acknowledgments. Borrower expressly warrants and represents to, and covenants and agrees with, Lender as follows:

          (i) The terms of the Restated Loan Documents were agreed to by Lender based upon Borrower's representation and assurance that it would not hereafter file a bankruptcy case, the purpose or effect of which would stay, limit or otherwise preclude Lender from exercising its rights to enforce remedies afforded it under the Restated Loan Documents and by applicable state law (including but not limited to the right to foreclose the Property securing the Restated Note).

          (ii) The Restated Note and the extended maturity date of June 1, 2005 (the "Extended Maturity Date"), as reflected therein afford Borrower sufficient time to either raise proceeds from the sale of equity interests, to refinance the Restated Loan, or satisfy it in full with proceeds from the sale of the Property, subject to any applicable terms and provisions of the Restated Loan Documents.

          (iii) Any failure by Borrower to satisfy the Lehman Adjusted Claim Amount (as defined in the Restated Note, which definition is incorporated herein by this reference) by the Extended Maturity Date will conclusively demonstrate that the prospects for any future restructuring would be extremely remote.

          (iv) If Borrower were to hereinafter file a voluntary bankruptcy case, move to modify the Plan, or if Borrower or any affiliate, acting in concert, collusion or cooperation with any other person or entity, were to cause an involuntary case to be filed then, in such event, "cause", as that term is utilized in Section 362(d)(1) of the Bankruptcy Code, would exist to immediately terminate or annul any automatic stay afforded Borrower under
Section 362(a) of the Bankruptcy Code the effect of which stay would in any manner reduce, alter or preclude Lender from exercising any remedies available to it under any of the Restated Loan Documents.

          (v) In the event of a bankruptcy proceeding of the kind or nature described above in this Section 4.35 (b), Borrower will consent to relief from the automatic stay so as to allow Lender to exercise any and all rights and remedies available to it under the Restated Loan Documents, including, but not limited to, taking possession of any Property, collecting rents, foreclosing its liens or mortgages as granted to it under the relevant Restated Loan Documents.

          (vi) In the event of any bankruptcy of the kind or nature described in this Section 4.35(b), there would be lacking any basis, in law or in equity, entitling Borrower to any other supplemental or discretionary stay of Lender's exercise of any of its rights or remedies under the Restated Loan Documents, and if Borrower were to seek such a supplemental or discretionary stay, it would be acting in bad faith and wholly inconsistent with the representations and stipulations that induced Lender to vote to accept the Plan and enter into the restructuring evidenced by the Restated Loan

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
Documents, and, as such, no such supplemental or discretionary stay is appropriate or should be entered.

          (vii) Based upon the representations and stipulations as set forth in subsections (i), (ii), and (iii) of this Section 4.35(b) hereinabove, Borrower further agrees that if a bankruptcy case of the type or nature as described in this Section 4.35(b) filed by Borrower, "cause," as that term is employed under Section 1112(b) of the Bankruptcy Code, would exist to warrant the immediate dismissal of Borrower's case, and Borrower hereby agrees that it will not resist or oppose in any manner Lender's motion to seek such dismissal or any motion to expedite a hearing in respect thereof.

          (viii) Based upon the representations and stipulations as set forth in subsections (i), (ii), and (iii) of this Section 4.35(b), above, Borrower agrees that if it were to propose a plan which contemplated a further extension of the Extended Maturity Date with respect to any or all the indebtedness evidenced by the Restated Note, or seek to modify any other repayment terms including any interest or principal payments in respect of said Restated Note, the plan would be unfair and inequitable to Lender within the meaning of Section 1129(b)(1) and (2) of the Bankruptcy Code, irrespective of the value of the collateral securing the indebtedness that Borrower might attempt to prove to a court.

          (c) Waiver and Stipulation. Borrower has considered and evaluated the prospects and feasibility of any future reorganization of its business under Chapter 11 of the Bankruptcy Code, including the sale of its business, the sale of its assets, the restructuring of its assets and liabilities, and a liquidation, in the event the restructuring contemplated by the Plan cannot be performed according to its terms. Accordingly, Borrower acknowledges and stipulates that any breach of any provision of the Restated Loan Documents, including but not limited to Borrower's failure to pay when due any obligations required thereby, or its failure to pay the entire Adjusted Lehman Claim Amount in full on or before the Extended Maturity Date, will conclusively demonstrate that: (i) Borrower "does not have an equity" in the property securing the subject indebtedness within the meaning of Section 362(d)(2)(A) of the Bankruptcy Code; and (ii) an "effective reorganization" within the meaning of Section 362(d)(2)(B) of the Bankruptcy Code premised, in whole or in part, on the Property, is not achievable. Accordingly, in the event of any breach of the Restated Note or any of the other Restated Loan Documents which is not cured within any applicable grace period or within any applicable cure period after notice, Borrower agrees that the requirements for the lifting of the automatic stay under Section 362(d)(2)(A) and (B) would have been met and, therefore, it agrees not to oppose, resist or delay a motion by Lender to terminate, annul, lift or remove the automatic stay imposed by Section 362(a) of the Bankruptcy Code or otherwise resist any effort or motion by Lender to obtain an expedited determination of the motion to terminate or annul the stay under Section 362(d)(2) of the Bankruptcy Code.

                 [BALANCE OF PAGE IS INTENTIONALLY LEFT BLANK.]

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
      IN WITNESS WHEREOF, Borrower has executed this Restated Security Instrument under seal as of the day and year first above written.

                                             PRESIDENT  BROADWATER HOTEL,
                                             L.L.C., a Mississippi limited
                                             liability company

                                             By:  Broadwater Hotel, Inc., a
                         Mississippi corporation, as
                                             manager

                          By: /s/ John S. Aylsworth

                           Name: John S. Aylsworth

                                            (CORPORATE  SEAL)


      AGREED TO AND APPROVED pursuant to the Confirmation Order as of the day and year first hereinabove written.


                                             LEHMAN BROTHERS HOLDINGS INC.,
                           a Delaware corporation

                         By: /s/ David S. Broderick

                          Name: David S. Broderick
                         Title: Authorized Signatory


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
STATE OF MISSOURI

COUNTY OF ST. LOUIS


      Personally appeared before me, the undersigned authority, in and for the said county and state on this 28 day of May, 2003, within my jurisdiction, the within named John S. Aylsworth who acknowledged that he is the President & COO of Broadwater Hotel, Inc., a Mississippi corporation, manager of PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company, and that for and on behalf of in said corporation and its act and deed and as the act and deed of said limited liability company, he executed the above and foregoing instrument, after having first been duly authorized by said corporation so to do.

                                             Melinda L. Noelke
                                             NOTARY PUBLIC

                           My Commission Expires:

                                             Jan. 1, 2004

                                (NOTARY SEAL)



STATE OF NEW YORK
COUNTY OF NEW YORK

      Personally appeared before me, the undersigned authority, in and for the said county and state on this 27 day of May, 2003, within my jurisdiction, the within named David S. Broderick who acknowledged that he is the Authorized Signatory for Lehman Brothers Holdings Inc., a Delaware corporation, and that for and on behalf of in said corporation and its act and deed and as the act and deed of said corporation, he executed the above and foregoing instrument, after having first been duly authorized by said corporation so to do.

                            /s/ Saleenah Callaway
                                              NOTARY PUBLIC

                           My Commission Expires:

                                              Sept. 18, 2006

                                (NOTARY SEAL)